Schedule 14A

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

	Filed by the Registrant ☑	Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement – 2016 Annual Meeting of Stockholders
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NATURAL HEALTH TRENDS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATURAL HEALTH TRENDS CORP.
609 DEEP VALLEY DRIVE, SUITE 395
ROLLING HILLS ESTATES, CALIFORNIA 90274

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 7, 2016

To the Stockholders of Natural Health Trends Corp.:

The 2016 annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) will be held on April 7, 2016, beginning at 9:00 a.m. local time, at Zürich Marriott Hotel, Neumuehlequai 42, 8006 Zürich, Switzerland. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

•	Election of five (5) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders;

•
Approval of the material terms of the Natural Health Trends Corp. Annual Incentive Plan for purposes of qualifying compensation paid pursuant to such plan for deductibility under Section 162(m) of the Internal Revenue Code;

•
Approval of the material terms of the Natural Health Trends Corp. 2014 Long-Term Incentive Plan for purposes of qualifying compensation paid pursuant to such plan for deductibility under Section 162(m) of the Internal Revenue Code;

•	Approval of the Natural Health Trends Corp. 2016 Equity Incentive Plan; and

•	Ratification of the appointment of Lane Gorman Trubitt, PLLC as independent registered public accounting firm for the Company for fiscal year ending December 31, 2016.

All holders of record of shares of the Company’s common stock at the close of business on February 22, 2016 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

By Order Of The Board Of Directors,
/s/ Timothy S. Davidson
March 4, 2016	Timothy S. Davidson Corporate Secretary, Senior Vice President and Chief Financial Officer

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE EXERCISE YOUR VOTING RIGHTS. THE PROXY STATEMENT IS FIRST BEING MAILED TO THE COMPANY’S STOCKHOLDERS ON OR ABOUT MARCH 4, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 7, 2016: This Notice of Annual Meeting of Stockholders, the proxy statement, the proxy, and the Company’s annual report to stockholders are available at https://materials.proxyvote.com/63888P. You may also obtain a copy of such documents by calling 1-800-579-1639 or sending on email to sendmaterial@proxyvote.com.

ITEM ONE: ELECTION OF DIRECTORS	13
Biographical Summaries of Nominees for the Board of Directors	14

ITEM TWO: APPROVAL OF THE MATERIAL TERMS OF THE NATURAL HEALTH TRENDS CORP. ANNUAL INCENTIVE PLAN FOR PURPOSES OF QUALIFYING COMPENSATION PAID PURSUANT TO SUCH PLAN FOR DEDUCTIBILITY UNDER SECTION 162(m) OF THE INTERNAL REVENUE CODE	15

ITEM THREE: APPROVAL OF THE MATERIAL TERMS OF THE NATURAL HEALTH TRENDS CORP. 2014 LONG-TERM INCENTIVE PLAN FOR PURPOSES OF QUALIFYING COMPENSATION PAID PURSUANT TO SUCH PLAN FOR DEDUCTIBILITY UNDER SECTION 162(m) OF THE INTERNAL REVENUE CODE	17

ITEM FOUR: APPROVAL OF THE NATURAL HEALTH TRENDS CORP. 2016 EQUITY INCENTIVE PLAN	19

ITEM FIVE: RATIFICATION OF THE APPOINTMENT OF LANE GORMAN TRUBITT, PLLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2016	25

Audit and Other Professional Fees	25
Pre-approval Policies and Procedures for Audit and Non-Audit Services	26

OTHER MATTERS	26

ADDITIONAL INFORMATION	26
Stockholder Proposals for the 2017 Annual Meeting and Other Stockholder Communications	26

HOUSEHOLDING INFORMATION	26

NATURAL HEALTH TRENDS CORP.
609 Deep Valley Drive, Suite 395
Rolling Hills Estates, California 90274

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of Natural Health Trends Corp. (“the Company”) to be held on April 7, 2016 beginning at 9:00 a.m. local time, at Zürich Marriott Hotel, Neumuehlequai 42, 8006 Zürich, Switzerland, and at any postponements or adjournments thereof. This proxy statement is first being made available to stockholders on or about March 4, 2016.

ABOUT THE MEETING

What is the purpose of the meeting?

At the annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders included with this proxy statement.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on February 22, 2016, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of the Company’s common stock?

Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the meeting. Cumulative voting in the election of directors is prohibited by the Company’s certificate of incorporation.

Who can attend the meeting and where is it being held?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. The meeting is being held at the location identified above. To obtain directions to attend the meeting in person, please contact the Company at 310-541-0888.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock outstanding on the record date will constitute a quorum, permitting the stockholders to act upon the matters outlined in the Notice of Annual Meeting of Stockholders. As of the record date, 11,692,437 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 5,846,219 shares of common stock will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

By Mail:	If you complete and properly sign the accompanying form of proxy card and return it to the indicated address, it will be voted as you direct.

In Person:
If you are a registered stockholder and attend the meeting, you may vote in person at the meeting. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid legal proxy from your broker, bank or other agent to vote in person at the meeting.

Via Internet:	Log on to http://www.proxyvote.com and follow the on-screen instructions.

Can I change my vote or revoke my proxy?

Yes. You can change your vote or revoke your proxy. If you are a registered stockholder, you may revoke your proxy in any one of four ways.

•
You may send a written notice that you are revoking your proxy to the Company's Corporate Secretary at Natural Health Trends Corp., 609 Deep Valley Drive, Suite 395, Rolling Hills Estates, 90274, Attention: Timothy S. Davidson.

•	You may timely grant another proxy via the Internet.

•	You may submit another properly completed proxy card with a later date.

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy, whether submitted by proxy card, or via the Internet, is the one that is counted.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your returned proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

•	for election of the nominated slate of Directors (see Item One);

•
for approval of the material terms of the Natural Health Trends Corp. Annual Incentive Plan for purposes of qualifying compensation paid pursuant to such plan for deductibility under Section 162(m) of the Internal Revenue Code (see Item Two);

•
for approval of the material terms of the Natural Health Trends Corp. 2014 Long-Term Incentive Plan for purposes of qualifying compensation paid pursuant to such plan for deductibility under Section 162(m) of the Internal Revenue Code (see Item Three);

•	for approval of the Natural Health Trends Corp. 2016 Equity Incentive Plan (see Item Four); and

•	for ratification of the appointment of Lane Gorman Trubitt, PLLC as Independent registered public accounting firm for the Company for fiscal year ending December 31, 2016 (see Item Five).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “Withhold Authority” with respect to the election of all Directors will not be voted with respect to the Directors, although it will be counted for purposes of determining whether there is a quorum.

Approval of the Material Terms of the Annual Incentive Plan and the 2014 Long-Term Incentive Plan to Allow Compensation Paid Under Such Plans to Qualify for Deductibility Under Section 162(m) of the Internal Revenue Code. For the approval of each of the Company's Annual Incentive Plan (Item Two) and the Company's 2014 Long-Term Incentive Plan (Item Three), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on each of the items at the annual meeting will be required for approval. A properly executed proxy marked “Abstain” with respect to Items Two and/or Three will not be voted for that Item, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such Item.

Broker non-votes will count in determining if a quorum is present at the annual meeting. A broker non-vote occurs if a broker or other nominee attending the annual meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item. Inasmuch as brokers do not have discretionary authority to vote on Items Two and/or Three without voting instructions, broker non-votes will not have any effect upon voting for either such Item.

Approval of the 2016 Equity Incentive Plan. For the approval of the Company's 2016 Equity Incentive Plan (Item Four), the affirmative vote of the holders of a majority of the shares represented in person or by proxy are entitled to vote on the item at the annual meeting will be required for approval. A properly executed proxy marked “Abstain” with respect to Item Four will not be voted for that Item, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such Item.

Broker non-votes will count in determining if a quorum is present at the annual meeting. A broker non-vote occurs if a broker or other nominee attending the annual meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item. Inasmuch as brokers do not have discretionary authority to vote on Item Four without voting instructions, broker non-votes will not have any effect upon voting for Item Four.

Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of Lane Gorman Trubitt, PLLC as independent registered public accounting firm for the Company for fiscal year ending December 31, 2016 (Item Five), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item at the annual meeting will be required for approval. A properly executed proxy marked “Abstain” with respect to Item Five will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such item.

What types of expenses will the Company incur?

The expense of preparing, printing and mailing proxy materials, as well as all expenses of soliciting proxies, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company may elect to engage a proxy solicitation firm to solicit stockholders to vote or grant a proxy with respect to the proposals contained in this proxy statement. The Company will request brokers, banks, nominees, custodians, fiduciaries and other agents to forward proxy materials to the beneficial owners of shares of common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

STOCK OWNERSHIP

Who are the owners of the Company’s stock?

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of February 22, 2016 by (i) each stockholder known to us to be the beneficial owner of more than 5% of the Company’s common stock, (ii) each director or director nominee, (iii) each of the Company’s named executive officers and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (2)
Executive Officers and Directors:
Chris T. Sharng	428,018 (3)	3.7%
Timothy S. Davidson	213,604 (4)	1.8%
George K. Broady	1,071,963 (5)	9.2%
Yiu T. Chan	—	—
Kin Y. Chung	3,058 (6)	*
Randall A. Mason	252,733 (7)	2.2%
Christopher R. O’Brien	3,436 (6)	*
All executive officers and directors as a group (7 persons)	1,972,812 (8)	16.9%
Stockholders Beneficially Owning 5% or More The Jane Eleanor Broady Irrevocable Trust	2,245,128 (9)	19.2%
_______________________

*	Less than 1% of the Company’s outstanding common stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Natural Health Trends Corp., 609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274.

(2)
Any securities not outstanding that are subject to conversion privileges exercisable within 60 days of February 22, 2016 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities, but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person in accordance with Item 403 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and Rules 13(d)-3 of the Exchange Act, and based upon 11,692,437 shares of common stock outstanding as of February 22, 2016.

(3)	Includes 18,556 shares of restricted stock subject to vesting. Mr. Sharng shares voting and investment power over 2,375 of the shares with his wife.

(4)	Includes 5,634 shares of restricted stock subject to vesting.

(5)	All shares of stock are held by the George K. Broady 2012 Irrevocable Trust, of which Mr. Broady is the trustee and a beneficiary, and includes 1,810 shares of restricted stock subject to vesting.

(6)	Includes 2,038 shares of restricted stock subject to vesting.

(7)	Includes (i) 27,399 shares owned by Marden Rehabilitation Associates, Inc., an entity controlled by Mr. Mason, and (ii) 2,677 shares of restricted stock subject to vesting.

(8)	Includes 32,753 shares of restricted stock subject to vesting.

(9)	Jane Eleanor Broady, the spouse of George K. Broady, is a beneficiary of The Jane Eleanor Broady 2012 Irrevocable Trust.

What is the status of Section 16(a) beneficial ownership reporting compliance?

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2015 and thereafter, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied, except the following:

George K. Broady filed a late Form 4 to report two gifts of shares to The Jane Eleanor Broady 2012 Irrevocable Trust, of which his wife is a beneficiary. The trust and its then-trustees, George V. Broady, John M. Broady and Magdalena Steinbrunner, filed a late Form 3 to report that they became ten percent beneficial owners as a result of that gift. (The trustees are no longer ten percent beneficial owners.) The trust also filed nine late Forms 4 to report a total of 11 transactions; however, Mr. Broady had previously reported all of such transactions on his own Forms 4.  In addition, Mr. Broady filed eight late Forms 4 reporting a total of 20 other transactions.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board of Directors and on which committees do they serve?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board of Directors on which they serve are identified below.

Director	Age	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
George K. Broady	77	—	—	—
Yiu T. Chan	49	M	C	M
Kin Y. Chung	76	M	M	M
Randall A. Mason	57	C	—	C
Christopher R. O’Brien	50	—	—	—
Chris T. Sharng	52	—	—	—

M = Member
C = Chair

The size of the Board of Directors was expanded from three members to five members on February 11, 2015. The Board of Directors formed the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee on February 11, 2015. On December 14, 2015, the Board of Directors was expanded from five members to six members. Mr. Yiu T. Chan was at that time elected as a director of the Company and was appointed to the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Who is the Chairman of the Board of Directors?

Mr. Mason has served as Chairman of the Board of Directors since March 2006. The Chairman of the Board of Directors organizes the work of the Board of Directors and ensures that the Board of Directors has access to sufficient information to enable the Board of Directors to carry out its functions, including monitoring the Company’s performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors, establishes the annual agenda of the Board of Directors, established the agendas of each meeting in consultation with the President, and oversees the distribution of information to directors.

Which directors are considered independent?

The Board of Directors has adopted the requirements in Nasdaq Marketplace Rule 5605(a)(2) as its standard in determining the “independence” of members of its Board of Directors. The Board of Directors has determined that each of the following individuals who are nominated for election as a director qualifies as an “independent director” under this standard:

Yiu T. Chan
Kin Y. Chung
Randall A. Mason

In making its determination that Mr. Chan is independent, the Board considered that prior to being elected as a director Mr. Chan served as a consultant to the Company, but received no compensation for his brief service. In addition, with respect to Mr. Chung, the Board considered that prior to being elected as a director Mr. Chung was a consultant to the Company and, in such capacity, received far less compensation from the Company than that which would disqualify Mr. Chung from being considered “independent” under the Nasdaq Marketplace Rule referenced above. The Board of Directors has separately determined that each of Messrs. Chan, Chung, and Mason meets the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act, as required for service on the Audit Committee.

How often did the Board of Directors meet during fiscal 2015?

The Board of Directors met or acted by unanimous written consent a total of eleven times during the fiscal year ended December 31, 2015, and each director attended at least seventy-five percent (75%) of these meetings. In addition, the Board of Directors conducted weekly conference calls with management, closely monitoring the progress of the Company’s business.

What is the role of the Board of Directors’ Audit, Compensation, and Nominating and Corporate Governance Committees?

Audit Committee. Mr. Mason serves as Chairman of the Audit Committee, and Messrs. Chan and Chung also serve as members of the Audit Committee. The Board of Directors has determined that each of Messrs. Mason, Chan and Chung is independent and satisfies the other criteria set forth in the Nasdaq Marketplace Rules for service on the Audit Committee. The Board of Directors has also determined that each of Messrs. Mason and Chan meets the Securities and Exchange Commission criteria of an “audit committee financial expert” and that each also meets the requirements of Nasdaq Marketplace Rule 5605 relating to financial oversight responsibility. The Audit Committee, which was formed on February 11, 2015, met or acted by unanimous written consent a total of eleven times during the fiscal year ended December 31, 2015.

The functions of the Audit Committee are set forth in the Audit Committee Charter as approved by the Board of Directors and as posted on our website at www.naturalhealthtrendscorp.com. In general, these responsibilities include meeting with the internal financial staff of the Company and the independent registered public accounting firm engaged by the Company to review (i) the scope and findings of the annual audit, (ii) quarterly financial statements, (iii) accounting policies and procedures and (iv) the internal controls employed by the Company. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accounting firm. The Audit Committee’s findings and recommendations are reported to management and the Board of Directors for appropriate action.

Compensation Committee. The Compensation Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of our Compensation Committee are Yiu T. Chan and Kin Y. Chung, with Mr. Chan serving as Chairman of the Compensation Committee. Each of the members of the Compensation Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Compensation Committee is charged with responsibility to oversee our compensation policies and programs, including developing compensation, providing oversight of the implementation of the policies, and specifically addressing the compensation of our executive officers and directors, including the negotiation of employment agreements with executive officers. The Compensation Committee is not authorized to delegate to another body or person any of its responsibilities (other than to a subcommittee of the Compensation Committee), although it may seek compensation-related input from the Company’s management, consultants and other third parties. The Compensation Committee, which was formed on February 11, 2015, met or acted by unanimous written consent a total of eight times during the fiscal year ended December 31, 2015. Inasmuch as the Company's non-employee directors considered and determined 2015 compensation for the Company’s executive officers prior to the formation of the Compensation Committee, the Compensation Committee did not determine compensation for the Company's executive officers in 2015 (similarly, the Board of Directors, rather than the Compensation Committee, considered and determined compensation for the Company’s non-employee directors in 2015. In connection therewith, the non-employee directors consulted with management and then set performance goals for executive officers under the Company’s incentive plans. During 2015, the Compensation Committee engaged Sibson Consulting, a compensation consulting firm, to assess the market competitiveness of the compensation packages for the Company's executive officers. Based upon the Compensation Committee’s assessment of the Sibson review, the Company's executive officers’ compensation was considered appropriate when compared with peer companies and no additional action was taken. The Company’s management did not recommend or otherwise participate in the decision to engage Sibson Consulting.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of the Nominating Committee are Randall A. Mason, Yiu T. Chan and Kin Y. Chung, with Mr. Mason serving as Chairman of the Nominating Committee. Each of the members of the Nominating Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. The Nominating Committee, which was formed on February 11, 2015, met or acted by unanimous written consent one time during the fiscal year ended December 31, 2015.

Stockholders wishing to submit recommendations for the 2017 annual meeting should write to Natural Health Trends Corp. at the address of its headquarters (609 Deep Valley Drive, Suite 395, Rolling Hills Estates, 90274, Attention: Timothy S. Davidson). Any such stockholder must meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (i) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the Securities and Exchange Commission if the candidate(s) were nominated for election to the Board of Directors.

In considering Board of Director candidates, the Nominating Committee takes into consideration the Company’s “New Director Candidates” factors (as set forth in the charter of the Nominating Committee), the Company’s policy regarding stockholder-recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual’s judgment, skill, diversity, integrity, and experience. In evaluating whether an incumbent director should be nominated for re-election to the Board of Directors, the Nominating Committee takes into consideration the same factors established for other director candidates and also takes into account the incumbent director’s performance as a member of the Board of Directors.

To date, the Nominating Committee has not received a candidate recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of the Company’s common stock.

What is the Board of Directors’ role in risk oversight?

Our Board of Directors has responsibility for the oversight of risks that could affect the Company. This oversight is conducted primarily through the Board of Directors with respect to significant matters, including the strategic direction of the Company, and by the various committees of the Board of Directors in accordance with their charters. The Board of Directors continually works, with the input of its committees and of the Company’s management to assess and analyze the most likely areas of future risk for the Company. Directors also have complete and open access to all of our employees and are free to, and do, communicate directly with our management. In addition to our formal compliance efforts, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

How are directors compensated?

Our employee director did not receive compensation for his service as director. Information with respect to the compensation of the non-employee members of our Board of Directors is set forth below under the caption “Compensation of Named Executive Officers and Directors—Director Compensation.”

How do stockholders communicate with the Board of Directors?

Stockholders or other interested parties wishing to communicate with the Board of Directors, the independent directors as a group, or any individual director may do so in writing by sending an e-mail to compliance@nhtglobal.com, or by mail to Natural Health Trends Corp. at the address of its headquarters (609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274, Attention: Timothy S. Davidson). Complaints or concerns that appear to involve Mr. Davidson may be directed to the Chairman of the Audit Committee at audit.chair@nhtglobal.com. Complaints or concerns relating to the Company’s accounting, internal accounting controls or auditing matters, and concerns regarding questionable accounting or auditing matters are referred to the Chairman of the Audit Committee. Other Board communications are referred to the Chairman of the Board of Directors, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded. The Company held an annual stockholders meeting on May 13, 2015, and the Company does not, at this time, have a policy regarding director attendance at annual stockholder meetings.

Does the Company have a Code of Ethics?

The Company has a Worldwide Code of Business Conduct (the “Code”) that applies to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations, and honest and ethical conduct. The Code covers many areas of professional conduct, including conflicts of interest, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Code without fear of retaliation. Waiver of any provision of the Code for executive officers and directors may only be granted by the Board of Directors and any such waiver or any modification of the Code relating to such individuals will be disclosed by the Company on its website at www.naturalhealthtrendscorp.com.

What are the Company’s policies and procedures for handling related party transactions?

The Company maintains policies and procedures for the review, oversight and approval of transactions between the Company and its directors, executive officers, significant stockholders, or members of any of their respective immediate families. Our policies and procedures, which are contained in our Worldwide Code of Business Conduct and the Charter of the Audit Committee, provide that any such transaction shall be prohibited, unless approved by the Audit Committee.

Certain Relationships and Related Transactions—What related party transactions requiring disclosure involved directors, executive officers or significant stockholders?

The Company is a party to several agreements and transactions with George K. Broady, a director of the Company and owner of more than 5% of its outstanding shares of common stock.

Broady Health Sciences Royalties. On April 29, 2015, the Company entered into a Royalty Agreement and License with Broady Health Sciences, L.L.C., a Texas limited liability company, (“BHS”) regarding the manufacture and sale of a product called Soothe™. The Company began selling this product in the fourth quarter of 2012 with the permission of BHS. George K. Broady is the owner of BHS. Under the agreement, the Company agreed to pay BHS a royalty of 2.5% of sales revenue in return for the right to manufacture (or have manufactured), market, import, export and sell this product worldwide. The Company recognized royalties of $7,000 payable to BHS during 2015. The Company is not required to purchase any product under the agreement, and the agreement may be terminated at any time on 120 days’ notice. Otherwise the agreement terminates March 31, 2020.

In February 2013, the Company entered into a Royalty Agreement and License with BHS regarding the manufacture and sale of a product called ReStor™.  Under this agreement, the Company agreed to pay BHS a royalty of 2.5% of sales revenue in return for the right to manufacture (or have manufactured), market, import, export and sell this product worldwide, with certain rights being exclusive outside the United States. On April 29, 2015, the Company and BHS amended the Royalty Agreement and License to change the royalty to a price per unit instead of 2.5% of sales revenue. This provision was effective retroactive to January 1, 2015. The Company recognized royalties of $555,000 payable to BHS during 2015. The Company is not required to purchase any product under the agreement, and the agreement may be terminated at any time on 120 days’ notice or, under certain circumstances, with no notice. Otherwise the agreement terminates March 31, 2020.

Broady Stock Repurchase Agreements. On October 28, 2015, the Company entered into a Stock Repurchase Agreement with Mr. Broady that provided for the Company’s purchase of common stock from Mr. Broady in off-the-market, private transactions at a rate equal to 0.4066 times the number of shares purchased by the Company’s broker in conjunction with the stock repurchase program authorized by the Company’s Board of Directors on July 28, 2015. The Company’s purchases from Mr. Broady concluded on October 30, 2015, were completed at a per share purchase price equal to the weighted average price per share paid by the Company's broker in its open-market purchases, and resulted in an aggregate purchase price of $1.4 million.

On July 31, 2015, the Company entered into a Stock Repurchase Agreement with Mr. Broady that provided for the Company’s purchase of common stock from Mr. Broady in off-the-market, private transactions at a rate equal to 0.4085 times the number of shares purchased by the Company’s broker in conjunction with the stock repurchase program authorized by the Company’s Board of Directors on July 28, 2015. The Company’s purchases from Mr. Broady concluded on August 6, 2015, were completed at a per share purchase price equal to the weighted average price per share paid by the Company's broker in its open-market purchases, and resulted in an aggregate purchase price of $1.5 million.

On May 7, 2015, the Company entered into a Stock Repurchase Agreement with Mr. Broady that provided for the Company’s purchase of common stock from Mr. Broady in off-the-market, private transactions at a rate equal to 0.4286 times the number of shares purchased by the Company’s broker in conjunction with the stock repurchase program authorized by the Company’s Board of Directors on May 4, 2015. The Company’s purchases from Mr. Broady concluded on May 13, 2015, were completed at a per share purchase price equal to the weighted average price per share paid by the Company's broker in its open-market purchases, and resulted in an aggregate purchase price of $1.5 million.

On January 22, 2015, the Company entered into a Stock Repurchase Agreement with Mr. Broady that provided for the Company’s purchase from Mr. Broady in off-the-market, private transactions of a total of 91,817 shares of the Company’s common stock, which were purchased at the rate of 5,000 shares each trading day following the date of the agreement until all of such shares were purchased. The shares were purchased at a per share price equal to the closing price per share of the Company’s common stock on the preceding trading day, as reported on the primary market in which the Company’s common stock was then publicly traded. The Company’s purchases under the agreement concluded on February 19, 2015, and resulted in an aggregate purchase price of $1.1 million.

EXECUTIVE OFFICERS

Certain information concerning executive officers of the Company is set forth below:

Name	Age	Position(s) with the Company
Chris T. Sharng	52	President
Timothy S. Davidson	45	Chief Financial Officer, Senior Vice President and Corporate Secretary

Chris T. Sharng. Mr. Sharng has served as President of the Company since February 2007, and as a director since March 2012. He served as Executive Vice President and Chief Financial Officer of the Company from August 2004 to February 2007. Mr. Sharng also performed the functions of the principal executive officer of the Company from April 2006 to August 2006. From March 2006 to August 2006, Mr. Sharng served as a member of the Company’s Executive Management Committee, which was charged with managing the Company’s day-to-day operations while a search was conducted for a new chief executive officer for the Company. From March 2004 through July 2004, Mr. Sharng was the Chief Financial Officer of NorthPole Limited, a privately held Hong Kong-based manufacturer and distributor of outdoor recreational equipment. From October 2000 through February 2004, Mr. Sharng was the Senior Vice President and Chief Financial Officer of Ultrak Inc., which changed its name to American

Building Control Inc. in 2002, a Texas-based, publicly traded company listed on The NASDAQ Stock Market that designed and manufactured security systems and products. From March 1989 through July 2000, Mr. Sharng worked at Mattel, Inc., most recently as the Vice President of International Finance. Mr. Sharng has an MBA from Columbia University and received his bachelor degree from National Taiwan University.

Timothy S. Davidson. Mr. Davidson has served as the Company’s Chief Financial Officer and Senior Vice President since February 2007, and as the Company’s Corporate Secretary since January 2014. He previously served as the Company’s Chief Accounting Officer from September 2004 to February 2007. From March 2001 to September 2004, Mr. Davidson was Corporate Controller for a telecommunications company, Celion Networks, Inc., located in Richardson, Texas. From February 2000 to February 2001, Mr. Davidson was Manager of Financial Reporting for another Dallas-based telecommunications company, IP Communications, Inc. From December 1994 through January 2000, Mr. Davidson was employed by Arthur Andersen, LLP, most recently as an Audit Manager. Mr. Davidson has a master degree in professional accounting from the University of Texas at Austin and received his bachelor degree from Texas A&M University at Commerce.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

We have reviewed and discussed the consolidated financial statements of the Company set forth at Item 8 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 with management of the Company and Lane Gorman Trubitt, PLLC (“Lane Gorman”).

We have discussed with Lane Gorman the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 61, “Communications with Audit Committees.”

We have received the written disclosures and the letter from Lane Gorman required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and have also discussed with Lane Gorman that firm’s independence. The Audit Committee has concluded that Lane Gorman’s services provided to the Company are compatible with Lane Gorman’s independence.

Based on our review and discussions with management of the Company and Lane Gorman referred to above, we recommended to the Board of Directors that the consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (ii) the reports of the Company’s independent registered public accounting firm with respect to such financial statements.

Members of the Audit Committee of the Board of Directors

Randall A. Mason (Chairman)
Yiu T. Chan
Kin Y. Chung

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding all compensation plans under which the Company's equity securities were authorized for issuance as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	1,083
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	1,083

The foregoing securities remaining available for issuance were reserved under the Company's 2007 Equity Incentive Plan; however, the Board of Directors terminated this plan on March 1, 2016 and such shares are no longer available for issuance.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Named Executive Officer Compensation Information

The following table provides information concerning the compensation for the years ended December 31, 2015 and 2014 of our principal executive officer and one other executive officer (collectively, the “named executive officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Chris T. Sharng, President	2015	$571,923	$1,035,000	$4,606,263	(2)	$763,689	(6)	$6,976,875
	2014	500,000	341,777	1,655,419	(3)	30,335	(7)	2,527,531
Timothy S. Davidson,	2015	308,423	300,000	1,366,041	(4)	265,380	(8)	2,239,844
Senior Vice President and Chief Financial Officer	2014	270,000	103,815	526,843	(5)	25,947	(9)	926,605
_______________________

(1)	The stock amount represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)
Represents $3,105,053 earned under the Company’s 2014 Long-Term Incentive Plan and $1,501,210 earned under the Company’s Annual Incentive Plan. See Named Executive Officer Compensation Arrangements below for information regarding payment terms specific to each plan.

(3)
Represents $1,025,317 earned under the Company's 2014 Long-Term Incentive Plan and $630,102 earned under the Company's Annual Incentive Plan. See Named Executive Officer Compensation Arrangements below for information regarding payment terms specific to each plan.

(4)
Represents $900,000 earned under the Company’s 2014 Long-Term Incentive Plan and $466,041 earned under the Company’s Annual Incentive Plan. See Named Executive Officer Compensation Arrangements below for information regarding payment terms specific to each plan.

(5)
Represents $311,440 earned under the Company's 2014 Long-Term Incentive Plan and $215,403 earned under the Company's Annual Incentive Plan. See Named Executive Officer Compensation Arrangements below for information regarding payment terms specific to each plan.

(6)	Represents $11,925 in employer matching contributions under the Company’s defined contribution plan, $518,557 in tax gross-up payments and $233,207 in relocation assistance payments.

(7)	Represents $11,700 in employer matching contributions under the Company’s defined contribution plan and $18,635 in tax gross-up payments.

(8)	Represents $11,925 in employer matching contributions under the Company’s defined contribution plan, $171,019 in tax gross-up payments and $82,436 in relocation assistance payments.

(9)	Represents $11,700 in employer matching contributions under the Company’s defined contribution plan and $14,247 in tax gross-up payments.

Named Executive Officer Compensation Arrangements

Chris T. Sharng. The Company is a party to an employment agreement with Mr. Sharng that provides for a base annual salary and also entitles Mr. Sharng to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs. Mr. Sharng’s base annual salary was raised to $400,000 effective August 1, 2011 and to $500,000 effective December 1, 2013. Upon relocating the Company’s headquarters from Texas to California, Mr. Sharng’s salary was increased 20% as a cost-of-living adjustment. Mr. Sharng earned $1,501,210 and $630,012 in 2015 and 2014, respectively, under our Annual Incentive Plan due to the achievement of performance goals based upon the Company’s net sales and earnings before interest, taxes, depreciation and amortization (EBITDA). Such annual incentive awards are payable one-third upfront and the remainder in periodic installments over the calendar year following the calendar year in which the award is earned. Mr. Sharng also earned $3,105,053 and $1,025,317 in 2015 and 2014, respectively, under our 2014 Long-Term Incentive Plan, 50% of which is payable in monthly installments over the three calendar years following the calendar year in which the award was earned and 50% of which is payable in monthly installments commencing in February 2021 and ending December 2023. As described in Items Two and Three of this Proxy Statement, the payment of amounts awarded for 2015 to Mr. Sharng under the Annual Incentive Plan and 2014 Long-Term Incentive Plan has been postponed, and is conditional on stockholder approval of Items Two and Three, respectively. Except in some limited circumstances, payments under both the Annual Incentive Plan and 2014 Long-Term Incentive Plan are subject to Mr. Sharng continuing to provide services to the Company. In 2015 and 2014, Mr. Sharng also received certain gross-up payments for both federal taxes payable in connection with the vesting of restricted stock grants made to him and also relocation assistance payments. Mr. Sharng serves on the Company’s Board of Directors, but does not receive any additional compensation for his service in that capacity.

Timothy S. Davidson. The Company is a party to an employment agreement with Mr. Davidson that provides for a base annual salary and also entitles Mr. Davidson to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs. Mr. Davidson’s base annual salary was raised to $235,000 effective August 1, 2011 and to $270,000 effective December 1, 2013. Upon relocating the Company’s headquarters from Texas to California, Mr. Davidson’s salary was increased 20% as a cost-of-living adjustment. Mr. Davidson earned $466,041 and $215,403 in 2015 and 2014, respectively, under our Annual Incentive Plan due to the achievement of performance goals based upon the Company’s net sales and EBITDA. Such annual incentive awards are payable one-third upfront and the remainder in periodic installments over the calendar year following the calendar year in which the award is earned. Mr. Davidson also earned $900,000 and $311,440 in 2015 and 2014, respectively, under our 2014 Long-Term Incentive Plan, 50% of which is payable in monthly installments over the three calendar years following the calendar year in which the award was earned and 50% of which is payable in monthly installments commencing in February 2021 and ending December 2023. As described in Items Two and Three of this Proxy Statement, the payment of amounts awarded for 2015 to Mr. Davidson under the Annual Incentive Plan and 2014 Long-Term Incentive Plan has been postponed, and is conditional on stockholder approval of Items Two and Three, respectively. Except in some limited circumstances, payments under both the Annual Incentive Plan and 2014 Long-Term Incentive Plan are subject to Mr. Davidson continuing to provide services to the Company. In 2015 and 2014, Mr. Davidson also received certain gross-up payments for both federal taxes payable in connection with the vesting of restricted stock grants made to him and also relocation assistance payments.

Outstanding Equity Awards at December 31, 2015
The following table provides information concerning outstanding equity awards to our named executive officers that remained subject to vesting at December 31, 2015.

Name	Number of Shares of Stock That Have Not Vested (1)	Market Value of Shares of Stock That Have Not Vested
Chris T. Sharng	18,556	$622,183
Timothy S. Davidson	5,634	$188,908
_______________________

(1)
In January 2015, the Board of Directors granted 27,823 and 8,454 shares of restricted stock to each of Messrs. Sharng and Davidson, respectively, in recognition of their outstanding performance in 2014. These shares vest on a quarterly basis over the three-year period following the date of grant and are subject to forfeiture in the event of the executive’s termination of service to the Company under specified circumstances.

Severance and Post-Termination Payment Arrangements

Under the employment agreements with our name executive officers, we may be required to provide compensation to these officers in the event of the termination of the executive’s employment under certain circumstances. Details for each named executive officer are set forth below.

Chris T. Sharng. Our employment agreement with Mr. Sharng provides that if Mr. Sharng’s employment with us is terminated voluntarily by him for “good reason,” as defined in the employment agreement (and subject to such “reason” not being cured by us on 30-days’ prior notice), or is terminated by us without “cause,” other than in connection with a “change of control,” then Mr. Sharng will be entitled to the continuation of the payment of his salary, plus health and medical insurance coverage, for a period of up to one year following the termination date, or until the earlier date upon which he becomes engaged in any “competitive activity,” as defined in his non-competition agreement with us, or otherwise breaches the terms and conditions of such non-competition agreement.

If Mr. Sharng’s employment with us is terminated by us without “cause” during the period commencing on the date that is 30 days prior to a change of control through and including a date that is 18 months following the change of control, he is entitled to the continuation of the payment of his salary, plus health and medical insurance coverage, for a period of up to two years following the termination date. This payment is due in a lump sum 30 days after the termination date.

In order to be entitled to receive the severance amount in either of the above scenarios, Mr. Sharng must execute a full general release of all claims against us and our affiliates.

A “change of control” is defined as: (i) when any “person” as defined in Section 3(a)(9) of the Exchange Act, and as used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or any affiliate of the Company or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or (ii) when, during any period of 24 consecutive months, the individuals who, at the beginning of such period constituted the Board of Directors (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24 month period) or through the operation of this provision; or (iii) the occurrence of a transaction requiring stockholder approval under applicable state law for the acquisition of the Company by an entity other than the Company or a subsidiary or an affiliated company of the Company through purchase of assets, or by merger, or otherwise; provided however, that none of the foregoing shall constitute a change of control if such transaction, event or occurrence is approved by, or consented to, by Mr. Sharng.

Under the terms of Mr. Sharng’s non-competition agreement, he is subject to a covenant not to compete for six months, and a non-solicitation covenant for one year, following his termination. Further, Mr. Sharng is not entitled to continue receiving severance payments under his employment agreement following the date upon which he commences to engage in any “competitive activity” (other than severance in connection with a change of control).

Timothy S. Davidson. Our employment and non-competition agreements with Mr. Davidson contain the same severance, change of control and non-competition provisions as those set out in our agreements with Mr. Sharng.

Director Compensation

The following table shows the compensation earned by each non-employee member of the Company’s Board of Directors for 2015:
Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
George K. Broady	$400,000	$33,328	$21,851	$455,179
Yiu T. Chan	29,167	—	—	29,167
Kin Y. Chung	413,690	33,328	—	447,018
Randall A. Mason	448,000	49,329	32,341	529,670
Christopher R. O’Brien	238,690	33,328	21,854	293,872
_______________________

(1)	The stock amount represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.
(2)	Represents tax gross-up payments for 2015 associated with the vesting of restricted stock.

During 2015 each non-employee member of our Board of Directors, with the exception of Mr. Chan who was elected to the Board of Directors on December 14, 2015, earned a cash retainer of $8,333 per month and a cash bonus of $125,000 for their services during 2015, plus the reimbursement of their respective out-of-pocket expenses incurred in connection with the performance of their duties as directors. Mr. Mason earned an additional retainer of $4,000 per month as Chairman of the Board of Directors in 2015. On February 11, 2015, upon election to the Board of Directors, Messrs. Chung and O'Brien received $25,000 cash and a prorated payment of the $8,333 monthly cash retainer covering the period from the date of their election to February 28, 2015. Upon election to the Board of Directors, Mr. Chan received $25,000 cash, a prorated payment of the $8,333 monthly cash retainer covering the period from the date of his election to December 31, 2015, plus the reimbursement of his respective out-of-pocket expenses incurred in connection with the performance of his duties as director. Finally, Messrs. Mason, Broady and Chung will receive an additional $175,000 for their services during 2015 following the annual meeting of stockholders.

ITEM ONE

ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors shall not be less than three nor more than eleven, with the exact number fixed from time to time by action of the stockholders or of the Board of Directors.

The Company’s Board of Directors presently consists of six directors whose terms expire at the annual meeting of stockholders. Christopher R. O’Brien has notified the Company that he has decided not to stand for re-election as a director at the annual meeting of stockholders. Accordingly, the Nominating Committee recommended, and the Board of Directors has approved, a reduction in the size of the Board of Directors to five directors effective with the date of the annual meeting of stockholders. The Nominating Committee recommended, and the Board of Directors has nominated, the five directors identified below.

Biographical summaries of the five persons who have been nominated to stand for election at the annual meeting are provided below for your information. The Board of Directors recommends that these persons be elected at the annual meeting to serve until the next annual meeting of stockholders. Proxies will be voted for the election of the five nominees listed below as directors of the Company unless otherwise specified on the proxy. A plurality of the votes cast by holders of common stock present in person or represented by proxy at the annual meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the annual meeting. Stockholders may withhold authority from voting for one or more nominees by marking the appropriate boxes on the enclosed proxy card. Withheld votes shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.

Biographical Summaries of Nominees for the Board of Directors

George K. Broady. Mr. Broady, age 77, has served as a director of the Company since October 2008. He has been involved in business for more than 40 years, and he is currently active in the direct selling industry and is the principal owner of several privately held companies in the fields of telecommunications and enterprise software. He founded Network Security Corporation, Interactive Technologies Inc. and Ultrak Inc., and brought each of them public on The NASDAQ Stock Market. He was chairman of all three organizations and CEO of both Network Security and Ultrak. All three companies were involved in electronic security, including CCTV and access control. Earlier in his career, Mr. Broady was an investment analyst with both a private investment firm, Campbell Henderson & Co., and with the First National Bank in Dallas. Mr. Broady served twice in the U.S. Army and holds a Bachelor of Science degree from Iowa State University.

Mr. Broady is an experienced investor and businessman who also brings welcome insight into management, operations, and finances. As a long-time investor in the Company, and incumbent director, Mr. Broady has a deep understanding of the business of the Company and its industry. He is owner of Broady Health Sciences, a leader in dietary supplements invigorating the production of Ca2+ATPase, an enzyme found in every cell of the body, and Soothe, a formula that helps to restore and repair dry skin.

Yiu T. Chan. Mr. Chan, age 49, has been a director of the Company since December 2015. Mr. Chan currently serves as a self-employed business and tax advisor. Mr. Chan served as a Partner in Grant Thornton’s Tax and Business Advisory group in Guangzhou, China from October 2012 to October 2015, and from 2002 to 2011 served in several senior positions with both Ernst & Young (including Tax Director and Partner from June 2006 to December 2011) and PricewaterhouseCoopers, also located in Guangzhou, China. Mr. Chan served as Director of Investment and Planning from July to September 2012 for Blue Ocean Corporation Limited, which provides business and tax advisory services to foreign companies investing in China and Chinese companies investing overseas.

Mr. Chan has extensive experience in advising companies operating in China, helping to navigate complicated tax and business compliance matters. Mr. Chan holds a bachelor degree in accounting from City University of Hong Kong and is a member of both the Hong Kong Institute of Certified Public Accountants and Association of Chartered Certified Accountants.

Kin Y. Chung. Mr. Chung, age 76, has been a director of the Company since February 2015. Mr. Chung founded Bioherb Technology Company, Ltd. in 1988 and served as President of that company from the date of its founding through 2013, at which time he retired. Bioherb Technology Company, Ltd. was a private Hong Kong company that served as an importing company for food and food manufacturing products. Mr. Chung was also a consultant with Blue Ocean Corporation Limited, which provided business consulting services to the Company from June 2009 through June 2010. Mr. Chung has directly provided business consulting services to the Company since July 2010, but ceased doing so prior to his election to the Company’s Board of Directors.

Mr. Chung has been a life-long entrepreneur and businessperson, active in Greater China, by far our most important market. He is extensively experienced in business practices, culture and protocol, particularly those of Hong Kong and China. Mr. Chung also is an expert in importing and exporting consumer products for our core markets.

Randall A. Mason. Mr. Mason, age 57, has been a director of the Company since May 2003 and has served as Chairman of the Board of Directors since March 2006. Mr. Mason founded and has served as President and Chief Executive Officer of Marden Rehabilitation Associates, Inc. since 1989. Marden Rehabilitation Associates, Inc. is a private, Midwest U.S. ancillary provider of rehabilitative therapy services and home healthcare. Mr. Mason has a bachelor degree in chemical engineering from the University of Pittsburgh.

Mr. Mason is an experienced businessman with valued insight into management, operations, finances and governance issues. As a long-time member of the Company’s Board of Directors, Mr. Mason understands the business of the Company and potential risks and pitfalls.

Chris T. Sharng. The biographical information for Mr. Sharng, the Company’s President, is set forth above under the caption “Executive Officers.”

As the Company’s President since 2007, and as the Chief Financial Officer prior to that, Mr. Sharng has developed a deep understanding of our business globally. His leadership has been integral to our success in recent years.

The Board of Directors recommends that stockholders vote “FOR” each of the persons nominated by the Board of Directors. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

ITEM TWO

APPROVAL OF THE MATERIAL TERMS OF THE NATURAL HEALTH TRENDS CORP. ANNUAL INCENTIVE PLAN FOR PURPOSES OF QUALIFYING COMPENSATION PAID PURSUANT TO SUCH PLAN FOR DEDUCTIBLITY UNDER SECTION 162(m) OF THE INTERNAL REVENUE CODE

On April 4, 2014, the Board of Directors approved the Natural Health Trends Corp. Annual Incentive Plan (the “Annual Plan”) for employees, including its named executive officers, designated by the Board of Directors (or a committee thereof) to participate in the Annual Plan for a specified year by providing them with the opportunity to earn financial rewards for their role in supporting the Company's efforts to meet its objectives based upon the extent to which specified performance or other goals are achieved or exceeded for an applicable year. The Compensation Committee subsequently approved an amendment to the Annual Plan to adjust the timing by which distributions will be made from the plan. The Annual Plan has now been restated in its entirety, effective as of January 1, 2016.

Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), in order for compensation in excess of $1 million paid in any year to any “covered employee” to be deductible by the Company, such compensation must qualify as “performance-based compensation”. A “covered employee” is defined by Section 162(m) to include the Company’s Chief Executive Officer and the three other most highly compensated executive officers required to be disclosed under the Exchange Act (other than the Chief Executive Officer and Chief Financial Officer). The Company has structured the Annual Plan in a manner such that payments can satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m).

In order to allow for certain awards under the Annual Plan to qualify as tax-deductible “performance-based compensation” within the meaning of Section 162(m), the Company is asking stockholders to approve the material terms of the performance goals under the Annual Plan. One of the requirements of “performance-based compensation” for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company's stockholders before payment and be reapproved every five years after the initial stockholder approval. For purposes of Section 162(m) the material terms of the performance goals under which compensation may be paid include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goals are based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goals.

If the stockholders approve this proposal, and unless the material terms are subsequently changed, the Company believes that the material terms for payment of performance-based compensation under the Annual Plan will meet the stockholder approval requirements for another five years.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to provide for a stockholder-approved plan under which incentive compensation paid to eligible employees, as defined by the Annual Plan, can be deducted by the Company for federal income tax purposes. Approval of the material terms of the performance goals under the Annual Plan may reduce the Company's tax expense, as the Company will be able to maximize its tax deductions for compensation expenses. The following summary of the material features of the Annual Plan is qualified in its entirety by reference to the complete text of the Annual Plan. The full text of the Annual Plan is attached hereto as Appendix A.

Stockholders are not being asked to approve any amendment to the Annual Plan or to approve the Annual Plan itself, but are only asked to approve the material terms for compliance with Section 162(m) of the Internal Revenue Code.

Administration

The Annual Plan is administered by the Compensation Committee, which typically consists of two or more “outside directors” as such term is defined under Section 162(m). The Compensation Committee shall have complete authority to make any and all decisions regarding the administration of the Annual Plan, including interpreting the terms and provisions of the Annual Plan, selecting the participants to receive awards under the Annual Plan, determining the terms of the awards made under the Annual Plan, and establishing any incentive program under the Annual Plan.

The Compensation Committee may delegate various functions to a subcommittee or certain officers of the Company to the extent such delegation is not inconsistent with Section 162(m).

Eligibility

Participants in the Annual Plan are the Company's President and Chief Financial Officer and such other employees of the Company as selected by the Compensation Committee.

Description of Performance Goals and Business Criteria

Within 90 days after the end of each fiscal year, the Compensation Committee may establish an incentive program under the Annual Plan for the then-current 12-month performance period by determining the objective, non-discretionary performance criteria to be used to determine amounts payable to participants under the Annual Plan and the potential range of performance bonus amounts payable to each participant under the Annual Plan, which amounts will be based upon one or more performance criteria and/or the level of achievement with respect thereto. In its sole discretion, the Compensation Committee may also reduce, but may not increase, a covered employee's incentive calculated under an award under the Annual Plan.

The objective performance criteria can be measured individually or in combination and can be applied to the Company(including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms. The outcome of each goal must be substantially uncertain at the time established by the Compensation Committee. The performance criteria will include one or more of the following: (i) rates of growth or improvement; (ii) the attainment by a share of common stock of a specified fair market value for a specified period of time; (iii) earnings per share; (iv) earnings per share excluding non-recurring, special or extraordinary items; (v) return to stockholders (including dividends); (vi) return on capital; (vii) return on total capital deployed; (viii) return on assets; (ix) return on equity; (x) earnings of the Company before or after taxes and/or interest; (xi) revenues; (xii) revenue increase; (xiii) distributor counts, including new distributors, distributor growth, retention, and attrition; (xiv) repeat purchase rate; (xv) recurring revenue; (xvi) recurring revenue increase; (xvii) market share; (xviii) cash flow or cost reduction goals; (xix) cash flow provided by operations; (xx) net cash flow; (xxi) short-term or long-term cash flow return on investment; (xxii) interest expense after taxes; (xxiii) return on investment; (xxiv) return on investment capital; (xxv) economic value created; (xxvi) operating margin; (xxvii) gross profit margin; (xxviii) net profit margin; (xxix) pre-tax income margin; (xxx) net income margin; (xxxi) net income before or after taxes; (xxxii) pretax earnings before interest, depreciation and amortization; (xxxiii) pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items; (xxxiv) operating earnings; (xxxv) net cash provided by operations; and (xxxvi) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures.

Committee Certification and Determination of Awards

As soon as practicable after the end of each performance period under the Annual Plan, the Compensation Committee will determine the level of achievement with respect to the performance criteria and targets established under the Annual Plan for each employee who is subject to Section 162(m).

Based on applying the results that have been certified by the Compensation Committee for the 2015 performance period under the Annual Plan to the performance goals and criteria that have been established by the Compensation Committee for the 2016 performance period, the maximum amount of compensation that can be paid to an employee under the performance goals is $2,500,000.

Payment of Awards and Continuous Employment Requirement

Following the Compensation Committee’s determination of awards to be paid to employees, such awards shall be made in installments, with one-third of the total award payable in a single lump-sum by the last day of February of the calendar year immediately following the conclusion of the performance period to which the award relates and the remaining two-thirds of the award distributed in equal installments over the remainder of the applicable distribution year in accordance with the Company’s applicable local payroll practices. To be eligible for an installment payment, an employee must remain in a continuous employment or other service provider relationship with the Company, through both the conclusion of the fiscal year to which an award relates and through the date on which each installment payment is actually made.

Duration and Amendment

The Board of Directors may suspend or terminate the Annual Plan at any time, although the effect on any Annual Plan participant of any suspension or termination of the Annual Plan would be subject to the terms of any applicable employment agreement. Additionally, the Board of Directors may amend the Annual Plan as it deems advisable except that no amendment which is material for purposes of stockholder approval imposed by applicable law, including the requirement of Section 162(m), shall be effective without the approval of the stockholders of the Company.

The Board of Directors recommends a vote “FOR” the approval of the material terms of the Annual Plan for purposes of qualifying compensation paid pursuant to the Annual Plan for deductibility under Section 162(m) of the Internal Revenue Code.

ITEM THREE

APPROVAL OF THE MATERIAL TERMS OF THE NATURAL HEALTH TRENDS CORP. 2014 LONG-TERM INCENTIVE PLAN FOR PURPOSES OF QUALIFYING COMPENSATION PAID PURSUANT TO SUCH PLAN FOR DEDUCTIBILITY UNDER SECTION 162(m) OF THE INTERNAL REVENUE CODE

On April 4, 2014, the Board of Directors approved the Natural Health Trends Corp. 2014 Long-Term Incentive Plan (the “LTI Plan”) for employees, including its named executive officers, designated by the Board of Directors (or a committee thereof) to participate in the LTI Plan for a specified performance period by providing them with the opportunity to earn financial rewards for their role in supporting the Company's efforts to meet its long-term objectives based upon the extent to which specified performance or other goals are achieved or exceeded for an applicable performance period. The Compensation Committee subsequently approved an amendment to the LTI Plan to adjust the timing by which distributions will be made from the plan. The LTI Plan has now been restated in its entirety, effective as of January 1, 2016.

The performance period under the LTI Plan shall mean each individual calendar year over the seven-year period commencing on January 1, 2014 and ending on December 31, 2020 for which performance or other goals are actually established by the Compensation Committee. The Compensation Committee shall establish one or more objective performance goals for each participant or for any group of participants based on one or more measures as stated in the LTI Plan.

Under Section 162(m), in order for compensation in excess of $1 million paid in any year to any “covered employee” to be deductible by the Company, such compensation must qualify as “performance-based compensation.” A “covered employee” is defined by Section 162(m) to include the Company’s Chief Executive Officer and the three other most highly compensated executive officers required to be disclosed under the Exchange Act (other than the Chief Executive Officer and Chief Financial Officer). The Company has structured the LTI Plan in a manner such that payments can satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m).

In order to allow for certain awards under the LTI Plan to qualify as tax-deductible “performance-based compensation” within the meaning of Section 162(m), the Company is asking stockholders to approve the material terms of the performance goals under the LTI Plan. One of the requirements of “performance-based compensation” for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company's stockholders before payment and be reapproved every five years after the initial stockholder approval. For purposes of Section 162(m) the material terms of the performance goals under which compensation may be paid include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goals are based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goals.

If the stockholders approve this proposal, and unless the material terms are subsequently changed, the Company believes that the material terms for payment of performance-based compensation under the LTI Plan will meet the stockholder approval requirements for another five years.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to provide for a stockholder-approved plan under which incentive compensation paid to its eligible employees, as defined by the LTI Plan, can be deducted by the Company for federal income tax purposes. Approval of the material terms of the performance goals under the LTI Plan may reduce the Company's tax expense as the Company will be able to maximize its tax deductions for compensation expenses. The following summary of the material features of the LTI Plan is qualified in its entirety by reference to the complete text of the LTI Plan. The full text of the LTI Plan is attached hereto as Appendix B.

Stockholders are not being asked to approve any amendment to the LTI Plan or to approve the LTI Plan itself, but are only asked to approve the material terms for compliance with Section 162(m) of the Internal Revenue Code.

Administration

The LTI Plan is administered by the Compensation Committee, which typically consists of two or more “outside directors” as such term is defined under Section 162(m). The Compensation Committee shall have complete authority to make any and all decisions regarding the administration of the LTI Plan, including interpreting the terms and provisions of the LTI Plan, selecting the participants to receive awards under the LTI Plan, determining the terms of the awards made under the LTI Plan, and establishing any incentive program under the LTI Plan.

The Compensation Committee may delegate various functions to a subcommittee or certain officers of the Company to the extent such delegation is not inconsistent with Section 162(m).

Eligibility

Participants in the LTI Plan are the Company's President and Chief Financial Officer and such other employees of the Company as selected by the Compensation Committee.

Description of Performance Goals and Business Criteria

Within 90 days after the end of each fiscal year, the Compensation Committee may establish an incentive program under the LTI Plan for the then-current 12-month performance period by determining the objective, non-discretionary performance criteria to be used to determine amounts payable to participants under the LTI Plan and the potential range of performance bonus amounts payable to each participant under the LTI Plan, which amounts will be based upon one or more performance criteria and/or the level of achievement with respect thereto. In its sole discretion, the Compensation Committee may also reduce, but may not increase, a covered employee's incentive calculated under an award under the LTI Plan.

The objective performance criteria can be measured individually or in combination and can be applied to the Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms. The outcome of each goal must be substantially uncertain at the time established by the Compensation Committee. The performance criteria will include one or more of the following: (i) rates of growth or improvement; (ii) the attainment by a share of common stock of a specified fair market value for a specified period of time; (iii) earnings per share; (iv) earnings per share excluding non-recurring, special or extraordinary items; (v) return to stockholders (including dividends); (vi) return on capital; (vii) return on total capital deployed; (viii) return on assets; (ix) return on equity; (x) earnings of the Company before or after taxes and/or interest; (xi) revenues; (xii) revenue increase; (xiii) distributor counts, including new distributors, distributor growth, retention, and attrition; (xiv) repeat purchase rate; (xv) recurring revenue; (xvi) recurring revenue increase; (xvii) market share; (xviii) cash flow or cost reduction goals; (xix) cash flow provided by operations; (xx) net cash flow; (xxi) short-term or long-term cash flow return on investment; (xxii) interest expense after taxes; (xxiii) return on investment; (xxiv) return on investment capital; (xxv) economic value created; (xxvi) operating margin; (xxvii) gross profit margin; (xxviii) net profit margin; (xxix) pre-tax income margin; (xxx) net income margin; (xxxi) net income before or after taxes; (xxxii) pretax earnings before interest, depreciation and amortization; (xxxiii) pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items; (xxxiv) operating earnings; (xxxv) net cash provided by operations; and (xxxvi) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures.

Committee Certification and Determination of Awards

As soon as practicable after the end of each performance period under the LTI Plan, the Compensation Committee will determine the level of achievement with respect to the performance criteria and targets established under the LTI Plan for each employee who is subject to Section 162(m).

Based on applying the results that have been certified by the Compensation Committee for the 2015 performance period under the LTI Plan to the performance goals and criteria that have been established by the Compensation Committee for the 2016 performance period, the maximum amount of compensation that can be paid to an employee under the performance goals is $6,000,000.

Payment of Awards and Continuous Employment Requirement

Following the Compensation Committee’s determination of awards to be paid to employees, such awards shall be made as follows: (i) one-half of the aggregate award amount earned during a performance period will be payable in cash or shares of common stock in thirty-five equal consecutive monthly installments beginning in February of the calendar year immediately following the conclusion of the performance period to which the award relates; and (ii) the remaining one-half of the aggregate payment earned during the performance period will be payable in cash or shares of common stock in thirty-five equal consecutive monthly installments beginning in February 2021 and ending in December 2023.

To be eligible to receive any installment payment under the LTI Plan, employees must remain in a continuous employment or other service provider relationship with the Company or an affiliate, through both the conclusion of the fiscal year to which an award relates and through the date on which each installment payment is actually made.

Duration and Amendment

The Board of Directors may suspend or terminate the LTI Plan at any time, although the effect on any LTI Plan participant of any suspension or termination of the LTI Plan would be subject to the terms of any applicable employment agreement. Additionally, the Board of Directors may amend the LTI Plan as it deems advisable except that no amendment which is material for purposes of stockholder approval imposed by applicable law, including the requirement of Section 162(m), shall be effective without the approval of the stockholders of the Company.

The Board of Directors recommends a vote “FOR” the approval of the material terms of the LTI Plan for purposes of qualifying compensation paid pursuant to the LTI Plan for deductibility under Section 162(m) of the Internal Revenue Code.

ITEM FOUR

APPROVAL OF THE NATURAL HEALTH TRENDS CORP. 2016 EQUITY INCENTIVE PLAN

The Company is asking its stockholders to approve the Natural Health Trends Corp. 2016 Equity Incentive Plan (the “Equity Plan”). Subject to stockholder approval, the Board of Directors approved the Equity Plan on March 1, 2016. The Equity Plan is intended to replace our 2007 Equity Incentive Plan. If the Equity Plan is approved by stockholders, it will become effective on the day of the Annual Meeting. The Equity Plan is a broad-based equity compensation plan pursuant to which awards may be made to employees, officers, directors, contractors, consultants, or advisors of the Company or any of its world-wide affiliates. The Board of Directors believes that the award of incentive compensation continues to be a factor in attracting, motivating and retaining management and other key personnel and that it aligns their interests with those of the Company’s stockholders through equity-based compensation that rewards performance based on annual, long-term, and strategic goals. The following summary of the material features of the Equity Plan is qualified in its entirety by reference to the complete text of the Equity Plan. The full text of the Equity Plan is attached hereto as Appendix C.
Purpose
The purpose of granting awards under the Equity Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in the value of the Company’s common stock, to retain the services of such recipients, to attract and retain the services of new persons eligible to receive awards, and to provide incentives for recipients to exert maximum efforts for the success the Company and its affiliates.
In determining the number of shares to be authorized under the proposed Equity Plan, the Board of Directors considered the purposes of the plan, as well as its cost:

•
The Company operates in a competitive market and its success depends in large part on its ability to attract, retain and reward talented and competent employees and other service providers. To be able to do so, the Company must offer competitive compensation. The Board of Directors believes that the Equity Plan will serve a critical role in attracting and motivating valuable people that will be essential to the future success of the Company.

•	The estimated dilution, based on the shares initially requested of 2,500,000, is approximately 21.4% as of February 22, 2016.

•
As shown in the following table, the Company's three-year average annual burn rate of 0.59% is well below the Institutional Shareholder Services, Inc. ("ISS") burn rate cap of 3.26% applied to our industry.

Year	Options Granted (a)	Full Value Awards Granted (b)	Unadjusted Total (a) + (b)	Adjusted Total (1)	Weighted Average Number of Common Shares Outstanding	Unadjusted Burn Rate = Unadjusted Total/Common Shares Outstanding	Adjusted Burn Rate = Adjusted Total/Common Shares Outstanding
2015	—	91,060	91,060	136,590	12,371,597	0.74%	1.10%
2014	—	25,342	25,342	38,013	12,599,578	0.20%	0.30%
2013	—	26,676	26,676	40,014	11,330,826	0.24%	0.35%
_______________________

(1)
Adjusted total includes the "Full Value Awards Granted" column as adjusted to reflect that ISS considers full-value awards to be more valuable than stock options. The adjustment is made based on the Company's three year stock price volatility, such that one full-value award will count as three option shares

Types of Awards
The Equity Plan permits the issuance of stock options (both incentive stock options designed to comply with Section 422 of the Internal Revenue Code and nonstatutory stock options that will not so comply) and other stock awards (including shares, stock units, stock appreciation rights, and other similar awards).
Administration
The Compensation Committee is designated as the administrator of the Equity Plan, which has the authority to select those to whom awards are to be made, the number of shares to be covered by each award, and the type of award, as well as to determine the terms and conditions of these awards. However, with respect to grants to certain employees who are not executive officers, the Compensation Committee may from time to time delegate its authority to one or more officers of the Company or its affiliates.
Eligibility
Awards under the Equity Plan may be granted to employees, officers, directors (including non-employee or outside Board members), contractors, consultants, and advisors of the Company and its world-wide affiliates. Incentive stock options may be granted only to Company employees or employees of a Company subsidiary.
Number of Shares and Limitations
The Equity Plan provides that the aggregate number of shares that may be issued pursuant to awards granted under the Equity Plan after stockholder approval shall not exceed 2,500,000 shares. Unless the Board of Directors determines otherwise, this limit in the number of shares available for award under the Equity Plan will automatically increase on January 1st of each year for the next ten (10) years so that the number of shares that may be issued under the Equity Plan consistently remains equal to 17.7% of the total number of shares of the Company’s common stock outstanding on December 31st of the preceding calendar year, inclusive of the shares reserved for issuance under the Equity Plan. In no event, however, will the application of the adjustment in the preceding sentence result in a reduction of the aggregate number of shares available for award under the Equity Plan below 2,500,000.
Shares that are subject to issuance pursuant to any awards granted after stockholder approval that expire or are canceled, terminated, or forfeited shall again be available for future grant of awards under the Equity Plan. If shares are withheld or tendered as payment of the exercise price or for withholding tax liability in connection with an award, the shares withheld or tendered may not be reissued or otherwise treated as available for additional awards under the Equity Plan. The shares subject to the Equity Plan may be either shares reacquired by the Company, including shares purchased by the Company or any of its affiliates in the open market, or authorized but unissued shares.
No awards under the Equity Plan have been made subject to stockholder approval of this proposal. The grant of awards under the Equity Plan is discretionary, and we cannot determine the number or type of awards to be granted in the future to any particular person or group.

The administrator may authorize conversion or substitution under the Equity Plan of any or all stock awards held by service providers of an entity acquired by the Company at less than 100% of fair market value on the date of conversion or substitution. These awards shall neither reduce the shares authorized for issuance under the Equity Plan or the applicable limitations on grants to a participant, nor be added to the shares available for issuance under the Equity Plan.
Awards that are intended to qualify as “qualified performance-based awards” under Section 162(m) awarded to any one awardee during a 12-month period may not exceed 125,000 shares or have a maximum payment with a value greater than $4,000,000 (if the award is defined in cash rather than shares).
The maximum number of shares reserved for issuance under incentive stock options may not exceed 2,500,000 shares.
Performance Awards
The Equity Plan provides that the Compensation Committee will establish performance criteria and the level of achievement versus these criteria governing the grant, issuance, retention and /or vesting of each stock award or the shares subject thereto, which may be based on financial performance, personal performance evaluations, and/or the completion of service by the awardee. The performance criteria for any portion of an award that is intended to satisfy the requirements for performance-based compensation will be based on one or more “qualifying performance criteria” selected by the Compensation Committee no later than the 90th day after the commencement of the period of service to which the performance goals relate, provided that the outcome is substantially uncertain at that time (or in such other manner that complies with Section 162(m)). Notwithstanding the satisfaction of the performance criteria, the number of shares, options, or other benefits under an award may be reduced by the Compensation Committee in its sole discretion.
Performance Criteria
The performance criteria can be measured individually or in combination and can be applied to the Company’s performance as a whole or, alternatively, to individual measures, stated in either absolute terms or relative terms. The outcome of each goal must be substantially uncertain at the time established by the Compensation Committee. The performance criteria will include one or more of the following: (i) rates of growth or improvement; (ii) the attainment by a share of common stock of a specified fair market value for a specified period of time; (iii) earnings per share; (iv) earnings per share excluding non-recurring, special or extraordinary items; (v) return to stockholders (including dividends); (vi) return on capital; (vii) return on total capital deployed; (viii) return on assets; (ix) return on equity; (x) earnings of the Company before or after taxes and/or interest; (xi) revenues; (xii) revenue increase; (xiii) distributor counts, including new distributors, distributor growth, retention, and attrition; (xiv) repeat purchase rate; (xv) recurring revenue; (xvi) recurring revenue increase; (xvii) market share; (xviii) cash flow or cost reduction goals; (xix) cash flow provided by operations; (xx) net cash flow; (xxi) short-term or long-term cash flow return on investment; (xxii) interest expense after taxes; (xxiii) return on investment; (xxiv) return on investment capital; (xxv) economic value created; (xxvi) operating margin; (xxvii) gross profit margin; (xxviii) net profit margin; (xxix) pre-tax income margin; (xxx) net income margin; (xxxi) net income before or after taxes; (xxxii) pretax earnings before interest, depreciation and amortization; (xxxiii) pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items; (xxxiv) operating earnings; (xxxv) net cash provided by operations; and (xxxvi) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures.
The Compensation Committee, in its discretion, may, within the time prescribed by Section 162(m), adjust or modify the calculation in order to prevent the dilution or enlargement of the rights of participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable law, accounting principles, or business conditions.
Option Awards
Each option is evidenced by a stock option agreement. The Equity Plan allows the Compensation Committee broad discretion to determine the terms of individual options.
The Compensation Committee determines the exercise price of options at the time they are granted. The exercise price may not be less than 100% of the fair market value of the Company’s common stock on the date of grant (incentive stock options granted to employees who are also 10% stockholders must have an exercise price not less than 110% of the fair market value of the stock on the date of grant). The fair market value of our common stock is determined generally as the closing price on the grant date. The Compensation Committee determines when options become vested and exercisable, and in its discretion may reduce or eliminate any restrictions surrounding any participant’s right to exercise all or part of an option. However, the Compensation Committee may not modify or amend an option to accelerate vesting for reasons other than death, disability or Change in Control (as defined in the Equity Plan), reprice outstanding options to reduce the exercise price without stockholder approval, or provide for a vesting schedule of less than one year. The Equity Plan permits payment to be made by cash, check, wire transfer, other shares of common stock (with some restrictions), acceptable “cashless exercise” procedures, any other form of consideration and method of payment permitted by the administrator and applicable law, or any combination thereof.
The term of an option may be no more than 10 years from the date of grant; provided that an incentive stock option granted to an employee who is also a 10% stockholder must have a term that is no more than five years from the date of grant. No option may be exercised after the expiration of its term.
If an optionee’s employment or other service provider relationship terminates for any reason (other than the optionee’s death or disability), then all options held by the optionee under the Equity Plan will terminate immediately; provided that the Compensation Committee may in the stock option agreement specify a period of time (but not beyond the expiration date of the option) following the optionee’s termination during which the optionee may exercise the option as to shares that were vested and exercisable as of the optionee’s termination date.
Stock Awards
Each stock award is evidenced by an award agreement. The Equity Plan allows the Compensation Committee broad discretion to determine the terms of individual stock awards.
Stock awards may be stock grants, stock units, or stock appreciation rights. Stock grants are awards of a specific number of shares of common stock, which may be subject to vesting requirements and other transfer restrictions. Stock appreciation rights are rights to receive cash and/or shares of common stock based on a change in the fair market value of a specific number of shares of common stock. Stock units are awards of a specific number of shares of common stock and represent a promise to deliver at a future date an amount of cash, property, or shares of common stock equal to the fair value of such shares. Shares may be granted under the Equity Plan as stock awards or stock units without requiring the participant to pay us an amount equal to the fair market value of the common stock as of the award date in order to acquire the shares.
Each stock award agreement will contain provisions regarding: (i) the number of shares subject to such stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, and the means of payment, (iii) the performance criteria, if any, and level of achievement versus the criteria that will determine the number of shares granted, issued, retainable, and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the shares as may be determined from time to time by the Compensation Committee, provided that the Compensation Committee may not modify or amend an award to accelerate vesting for reasons other than death, disability or Change in Control (as defined in the Equity Plan) and the vesting schedule for stock appreciation rights may not be less than one year, (v) restrictions on transferability, and (vi) such further terms and conditions, in each case not inconsistent with the Equity Plan, as may be determined from time to time by the Compensation Committee.
Stock units will be documented in the form of an award agreement, which will contain all provisions regarding: (i) the number of stock units subject to such award or a formula for determining such number, (ii) the performance criteria (including qualifying performance criteria), if any, and level of achievement versus these criteria that shall determine the number of stock units granted, issued, retainable and/or vested, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the stock units as may be determined from time to time by the administrator, provided that the Compensation Committee may not modify or amend an option to accelerate vesting for reasons other than death, disability or Change in Control (as defined in the Equity Plan), (iv) the form and timing of any payment earned by virtue of vested stock units, (v) the terms and rights of a participant with respect to dividend equivalents, and (vi) such further terms and conditions, in each case not inconsistent with the Equity Plan, as may be required by law or as may be determined from time to time by the Compensation Committee.
In the case of stock awards, including stock units, unless the Compensation Committee determines otherwise, the outstanding stock or stock units will be forfeited upon the participant’s termination of employment or other service provider relationship, provided that we will have the right to repurchase any unvested shares that have been issued at such price and on such terms and conditions as the Compensation Committee determines.

Adjustments Upon Certain Fundamental Changes
Subject to any required action by our stockholders, there will be an adjustment for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of our common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration.
In the event of a liquidation or dissolution and unless otherwise determined by the Compensation Committee, any unexercised options or other stock awards pursuant to which shares have not yet been issued will terminate.
In the event of a Change in Control (as defined in the Equity Plan), as determined by the Compensation Committee, the Compensation Committee, in its discretion, may provide for the assumption, substitution, or adjustment to each outstanding award, accelerate the vesting of options and terminate any restrictions on cash awards or stock awards, or terminate awards on such terms and conditions as the Compensation Committee deems appropriate, including for a cash payment to the awardee.
Nontransferability of Awards
Unless otherwise determined by the Compensation Committee, awards granted under the Equity Plan are not transferable other than by a beneficiary designation, will, or the laws of descent and distribution, and incentive stock options may be exercised during the optionee’s lifetime only by the optionee. The Compensation Committee will have the sole discretion to permit the transfer of an award; however, the transferability of incentive stock options is restricted under the Internal Revenue Code.
Amendment and Termination
The Board or administrator may amend, alter, or discontinue the Equity Plan or award agreement, subject to stockholder approval in the manner and to the extent required by law or any exchange on which the Company has listed shares. In addition, unless approved by stockholders, no such amendment shall materially increase the number of shares for which awards may be granted (with certain exceptions), reduce the minimum exercise price at which options may be granted, result in a repricing of options, or change the class of persons eligible to receive awards under the Equity Plan. No such action by the Board or stockholders may impair any award previously granted under the Equity Plan without the written consent of the participant (except for certain changes specified in the Equity Plan).
Compensation Recovery
The Company may recover some or all awards, some or all of the amounts paid with respect to awards, or recoup some or all of the value thereof by offset from the amounts paid from other amounts owed to a participant at any time during the three calendar years following the award, if the administrator determines that applicable law or the listing requirements of the exchange on which the Company’s stock is listed so require, the performance criteria required for an award were not met, or not met to the extent necessary to support the amount of the award that was paid, or an award or payment was based on the achievement of financial results, as reported in periodic reports filed with the Securities and Exchange Commission that were subsequently the subject of a restatement due to material noncompliance of the Company with any financial reporting requirement under the Federal securities laws (other than as a result of a change in accounting principles).
Federal Income Tax Consequences
The following is only a summary of the effect of U.S. Federal income taxation upon awardees and the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state, or foreign country in which the award recipient’s income or gain may be taxable.
Incentive Stock Options
An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax.
Upon a disposition of the shares acquired on exercise of an incentive stock option more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If this holding period is not satisfied, then a disqualifying disposition of the shares will occur. A disqualifying disposition generally requires the optionee to recognize, as ordinary income, the difference between the incentive stock option exercise price and the fair market value of the shares at the time the option is exercised. The amount of the ordinary income will be added to the basis of the shares to determine the capital gain that must be recognized on the disqualifying disposition. If the sale price of the shares exceeds the exercise price of the option, in addition to the ordinary income, the optionee will recognize capital gain equal to the excess of the sale price over the adjusted basis of the shares. If, however, the price that the optionee receives for the shares in a disqualifying disposition is less than the fair market value of the stock on the exercise date, then the amount of ordinary income that the holder of the shares would generally recognize is the excess, if any, of the amount realized on the sale or exchange over the adjusted basis of the shares. Unless limited by other applicable provisions of the Internal Revenue Code, the Company or affiliate is entitled to a deduction in the same year that the optionee’s disqualifying disposition of the shares occurs and in the same amount as the ordinary income that is recognized by the optionee on account of the disposition.
Nonstatutory Stock Options
An optionee does not recognize any taxable income at the time a nonstatutory stock option is granted. Upon exercise of vested shares, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by other applicable provisions of the Internal Revenue Code, the Company or affiliate is entitled to a deduction in the same amount as, and in the same year that, the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.
Stock Awards
Awards of stock appreciation rights will generally be taxed in the same manner as nonstatutory stock options. A recipient of a stock appreciation right will not have taxable income upon the grant of the stock appreciation right. The recipient will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
For awards of shares of stock, unless vested or the employee elects under Section 83(b) of the Internal Revenue Code (as described below) to be taxed at the time of grant, the employee will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
The stock award recipient may accelerate his or her recognition of ordinary income, if any, in connection with the issuance of restricted shares and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Internal Revenue Code. In such an event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding.
A participant is not deemed to receive any taxable income at the time an award of stock units is granted. When vested stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any).
Unless limited by Section 162(m), the Company or affiliate is entitled to a deduction in the same amount and at the time the recipient recognizes ordinary income in connection with a stock award.
Code Section 162(m) Limitations
As described previously, Section 162(m) places a $1 million limit on the deductibility for Federal income tax purposes of the compensation paid by public companies to their chief executive officers and each of the other three most highly compensated executive officers other than their Chief Executive Officer or Chief Financial Officer. This limitation does not apply, however, to “performance-based compensation” that is payable due to the attainment of one or more preestablished performance goals. The Equity Plan is structured such that certain awards are intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m). One of the requirements is that the material terms of the performance-based compensation be approved by the stockholders before payment and be reapproved every five years after the initial stockholder approval. If the stockholders approve this proposal, and unless the material terms are subsequently changed, the Company believes that the material terms for payment of performance-based compensation under the Equity Plan will meet the stockholder approval requirements for another five years.
For purposes of Section 162(m), the material terms for the payment of performance-based compensation under the Plan include: (i) who is eligible to receive compensation; (ii) the general business criteria on which the performance goals will be based; and (iii) the maximum award payable to any participant if the performance goals are attained. Stockholder approval of this proposal will be deemed to constitute approval of the material terms for the payment of performance-based compensation, as well as approval of each of these aspects of the Equity Plan, for purposes of Section 162(m). However, nothing in this proposal precludes the Compensation Committee or its designee from granting any award or making any payment of compensation outside the Equity Plan or that otherwise does not qualify for tax deductibility under Section 162(m).
The Equity Plan is designed to enable us to provide certain forms of performance-based compensation to executive officers that are intended to meet the requirements for tax deductibility under Section 162(m). However, the rules and regulations promulgated under Section 162(m) are complex and subject to change from time to time, sometimes with retroactive effect. As such, there can be no assurance that awards under the Equity Plan, even if this proposal is approved by stockholders, will be treated as qualified performance-based compensation under Section 162(m) and fully deductible by us.
Code Section 409A
Acceleration of income, additional taxes, and interest apply to nonqualified deferred compensation that is not compliant with Section 409A of the Internal Revenue Code. It is intended that awards under the Equity Plan will be exempt from, or satisfy the requirements of, Section 409A of the Internal Revenue Code and any regulations or guidance that may be adopted thereunder from time to time.
The Board of Directors believes that it is in the Company’s best interests and that of our stockholders to enable us to award incentive compensation in the future under the Equity Plan.
The Board of Directors recommends a vote “FOR” the approval of the Natural Health Trends Corp. 2016 Equity Incentive Plan.
ITEM FIVE

RATIFICATION OF APPOINTMENT OF LANE GORMAN TRUBITT, PLLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2016

The Audit Committee has appointed Lane Gorman Trubitt, PLLC (“Lane Gorman”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Representatives of Lane Gorman are not expected to be present at the annual meeting and therefore will not have the opportunity to make a statement or be available to respond to questions.

The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public accounting firm. Although ratification by stockholders is not required by the Company’s organizational documents or applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of Lane Gorman as the Company’s independent registered public accounting firm is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Lane Gorman, but may still determine to retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Audit and Other Professional Fees

During the fiscal years ended December 31, 2015 and 2014, approximate fees billed to the Company for services provided by Lane Gorman were as follows:

Audit Fees. Fees billed to the Company by Lane Gorman for the audit of our annual financial statements and review of our quarterly financial statements for the years ended December 31, 2015 and 2014 totaled $113,560 and $98,520, respectively. Audit fees for 2015 included fees relating to Lane Gorman's audit of the effectiveness of the Company's internal control over financial reporting. Audit fees for 2014 included fees for professional services rendered for filing of a Registration Statement on Form S-1 and a post-effective amendment thereto.

Audit-Related Fees. No audit-related fees were billed to the Company by Lane Gorman for services rendered during the years ended December 31, 2015 or 2014.

Tax Fees. No tax fees were billed to the Company by Lane Gorman for services rendered in connection with tax compliance, planning and advice during the years ended December 31, 2015 or 2014.

All Other Fees. There were no fees billed by Lane Gorman for services other than audit fees, audit-related fees or tax fees during the years ended December 31, 2015 or 2014.

Pre-approval Policies and Procedures for Audit and Non-Audit Services

The policy of the Company’s Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm during the fiscal year. Before engaging an independent registered public accountant firm to render audit or non-audit services, the engagement is approved by the Company’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Inasmuch as the Audit Committee did not exist or conduct any business during 2014, all audit and permitted non-audit services performed by Lane Gorman during 2014 were pre-approved by the Board of Directors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Lane Gorman Trubitt, PLLC as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016. Unless marked to the contrary, proxies received from stockholders will be voted “FOR” the ratification of the appointment of Lane Gorman Trubitt, PLLC as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016.

OTHER MATTERS

At the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the annual meeting. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2017 Annual Meeting and Other Stockholder Communications

If any stockholder wishes to present a proposal for inclusion in the 2017 proxy materials to be solicited by the Company’s Board of Directors with respect to the 2017 annual meeting of stockholders, that proposal must be presented prior to November 3, 2016. Stockholder communications to the Board of Directors, including any such communications relating to director nominees, should be addressed to the Company’s Corporate Secretary, Timothy S. Davidson, at the address for the Company’s headquarters. The Board of Directors believes that no more detailed process for these communications is appropriate, due to the variety in form, content and timing of these communications. The Company’s Corporate Secretary will forward the substance of meaningful stockholder communications, including those relating to director candidates, to the Board of Directors or the appropriate committee upon receipt.

If a stockholder is permitted to present a proposal at the 2017 annual meeting of stockholders but the proposal was not included in the 2017 proxy materials, the Company believes that its proxy holders would have the discretionary authority granted by the proxy card (as permitted under Securities and Exchange Commission rules) to vote on the proposal if the proposal was received after the date that is 45 calendar days prior to the anniversary of the availability of this proxy statement.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of its proxy materials (including the Notice of Annual Meeting, Annual Report on Form 10-K, this proxy statement and the proxy card) to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of proxy materials at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s proxy materials, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at 609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274, Attention: Timothy S. Davidson, or by telephone at 310-541-0888, to inform the Company of its request. If a broker, bank or other agent holds the shares, the stockholder should contact the broker, bank or other agent directly.

By Order Of The Board Of Directors, /s/ Timothy S. Davidson

March 4, 2016	Timothy S. Davidson Corporate Secretary, Senior Vice President and Chief Financial Officer

APPENDIX A

NATURAL HEALTH TRENDS CORP.
ANNUAL INCENTIVE PLAN
(Restated as of January 1, 2016)

I.	Purposes

1.1
General. The purposes of the Natural Health Trends Corp. Annual Incentive Plan (the “Plan”) are to retain and motivate the Eligible Employees of Natural Health Trends Corp. (the “Company”) or any Parent or Subsidiary thereof who have been designated by the Committee to participate in the Plan for a specified Plan Year by providing them with the opportunity to earn financial rewards for their role in ensuring that the Company meets its objectives based upon the extent to which specified performance or other goals have been achieved or exceeded for an applicable Plan Year. The Plan aims to align the interests of the Eligible Employees with those of the Company’s stockholders. Additional definitions are contained in Article II and certain other Sections of the Plan.

1.2
Status of Compensation for “Covered Employees” as Qualified Performance-Based Compensation. Amounts payable to Participants who are “covered employees” within the meaning of Section 162(m) of the Code may constitute “qualified performance-based compensation” within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any awards hereunder to such Participants shall be so interpreted and construed to the maximum extent possible.

II.	Certain Definitions

2.1
“Annual Award Opportunity” shall mean the potential of a Participant to receive an incentive payment based on the extent to which the applicable performance or other goals for a Plan Year have been satisfied. An Annual Award Opportunity may be expressed in U.S. dollars or pursuant to a formula that is consistent with the provisions of the Plan.

2.2
“Base Salary” shall mean a Participant’s rate of annual compensation for services performed for the Company, Parent or Subsidiary, as applicable, in effect on the first day of an applicable Plan Year. In computing Base Salary, only such compensation as would be includable in the Participant’s gross income for United States federal income tax purposes shall be included (including amounts excludable under Section 911 of the Code) or which would have been so includable if the Participant had been a United States citizen or resident; provided, however, that a Participant’s pre-tax elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement, qualified transportation fringe benefit plan, tax-sheltered annuity, and the amounts credited to a Participant under a non-qualified deferred compensation plan, each within the meaning of Treasury Regulation Section 1.280G-1, Q&A 21(a) shall be taken into account. For purposes of this definition, Parent and Subsidiary shall be defined by applying the applicable statutory references in Section 2.17 and 2.22, respectively, by replacing “more than 50%” with “at least 80%” where the former term appears.

2.3	“Beneficiary” shall mean the person designated by the Participant pursuant to the terms of Section 6.5 hereof to receive his or her benefits under the Plan in the event of the Participant’s death.

2.4	“Board” shall mean the Board of Directors of the Company.

2.5
“Cause” shall mean “cause” or words of similar import in the Participant’s written employment agreement with the Company, if any, and, in addition, shall include conduct, as determined by the Committee, involving one or more of the following:

(a)	gross misconduct or inadequate performance by the Participant which is injurious to the Company;

(b)	the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company;

(c)
the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any non-competition or non-solicitation covenant or assignment of inventions obligation with the Company;

(d)
the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company;

(e)
the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations;

(f)	the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or

(g)	the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause.
For purposes of this definition, “Company” shall be deemed to include any Parent or Subsidiary.

2.6
“Change in Control” shall mean the occurrence of a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company. Any determination by the Committee that a Change in Control has occurred shall be made in accordance with Treasury Regulation 1.409A-3(i)(5).

2.7
“Change in Control Termination” shall mean a Participant’s separation from service with the Company, Parent, or a Subsidiary involuntarily without Cause or on account of Good Reason during the period commencing on the date that is thirty (30) days prior to a Change in Control through and including the date that is eighteen (18) months following such Change in Control.

2.8	“Code” shall mean the Internal Revenue Code of 1986, as amended.

2.9
“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, to constitute a compensation committee, and which consists of two or more members of the Board, each of whom may be an “outside director” within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, in the case of any Annual Award Opportunity granted to any Participant who is a “covered employee” within the meaning of Section 162(m) of the Code, the Committee shall consist solely of two or more members of the Board who are “outside directors” within the meaning of such Section.

2.10	“Company” shall mean Natural Health Trends Corp. and any successor thereto.

2.11	“Common Stock” shall mean common stock of the Company, par value of $0.001 per share.

2.12
“Determination Period” shall mean, with respect to any Plan Year, a period commencing on or before the first day of the Plan Year and ending not later than the earlier of (i) 90 days after the commencement of the Plan Year and (ii) the date on which twenty-five percent (25%) of the Plan Year has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

2.13
“Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. Whether the Participant has sustained a Disability shall be determined by the Committee in its sole discretion, but in good faith. For this purpose, the Committee may require the Participant to submit medical evidence of Disability; provided, however, that any such requirement shall comply with the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended.

2.14	“Effective Date” shall mean January 1, 2014.

2.15	“Eligible Employee” shall mean an employee of the Company or any Parent or Subsidiary thereof, but only if the employee is reported as such in the payroll records of such entity.

2.16	“Good Reason” shall mean the occurrence of any one or more of the following events:

(a)	a material breach by the Company of its obligations under this Plan;

(b)
a material diminution in the Participant’s position or job duties, as set forth in the Participant’s written employment agreement with the Company, Parent or Subsidiary, as applicable, or other written documentation; or

(c)
any reduction in the Participant’s Base Salary, unless, with the agreement of the Company’s executive management, such reduction is part of a general, pro rata reduction in the incentive compensation plans for all employees and officers of the Company, Parent or Subsidiary, as applicable, implemented as a result of financial problems experienced by the Company, Parent or Subsidiary, as applicable; provided, however, that a Good Reason shall not exist involving any of the above until the Company, in the case of (a) above, or the Company, Parent or Subsidiary, as applicable, in the case of (b) or (c) above, has first failed to cure such breach, diminution of position or job duties or reduction in Base Salary, as applicable, within thirty (30) days of having been given written notice of the same by the Participant.

2.17	“Parent” shall mean a “parent corporation,” within the meaning of Section 424(e) of the Code, with respect to the Company.

2.18	“Participant” shall mean an Eligible Employee who is designated by the Company to participate in the Plan for a Plan Year, in accordance with Article III.

2.19	“Plan” shall mean the Natural Health Trends Corp. Annual Incentive Plan, as set forth herein, as it may be amended from time to time.

2.20	“Plan Year” shall mean each individual calendar year for which performance or other goals are established pursuant to Article IV.

2.21	“Retirement” shall mean the voluntary termination of the Participant at any time on or after attaining age 65.

2.22	“Subsidiary” shall mean a “subsidiary corporation,” within the meaning of Section 424(f) of the Code, with respect to the Company.

III.	Administration

3.1
General. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and any Annual Award Opportunity granted hereunder (including reconciling any inconsistencies, correcting any defects and addressing any omissions). The Committee’s interpretation, construction and administration of the Plan and all its determinations hereunder shall be final, conclusive and binding on all persons for all purposes.

3.2	Powers and Responsibilities. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1.

(a)	to designate within the Determination Period the Participants for a Plan Year;

(b)	to establish within the Determination Period the performance goals and other terms and conditions that are to apply to each Participant’s Annual Award Opportunity;

(c)
to determine in writing prior to the payment under any Annual Award Opportunity that the performance goals for a Plan Year and other material terms applicable to the Annual Award Opportunity have been satisfied;

(d)
to reduce or eliminate, as of the end of the applicable Plan Year, based upon objective or subjective measures, the minimum or maximum amount to be paid to a Participant under any Annual Award Opportunity who has qualified for such minimum or maximum amount, provided, that such reduction does not result in an increase in the amount payable to another Participant under another Annual Award Opportunity;

(e)
to grant Annual Award Opportunities to Participants who are not “covered employees” within the meaning of Section 162(m) of the Code based upon the attainment of performance goals that do not constitute “objective performance goals” within the meaning of Section 162(m) of the Code; and

(f)
to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

3.3
Delegation of Power. The Committee may delegate some or all of its power and authority hereunder to the President of the Company or other executive officer of the Company as the Committee deems appropriate. Notwithstanding the foregoing, with respect to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the applicable Plan Year, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Plan Year, (ii) establish performance goals and Annual Award Opportunities for such person, and (iii) certify the achievement of such performance goals. For purposes of the immediately preceding sentence, “Committee” shall mean two or more members of the Board who are “outside directors” within the meaning of Section 162(m) of the Code.

IV.	Performance Goals and Other Criteria

4.1	Establishing Performance Goals and Other Criteria.

(a)
Role of Committee. The Committee shall establish within the Determination Period of each Plan Year: (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or (ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2) or time vesting criteria, the satisfaction of which is required for the payment of an Annual Award Opportunity.

(b)
Performance Factors. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, distributor count, new distributor count, growth in distributor count, distributor retention rate, distributor attrition rate, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

(c)
Participants Who Are Covered Employees. With respect to Participants who are “covered employees” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, are likely to be covered employees at any time during the applicable Plan Year, an Annual Award Opportunity may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). For this purpose, the factors listed in Section 4.1(b) shall be deemed to be compliant with the requirements of such Treasury Regulation.

(d)
Participants Who Are Not Covered Employees. With respect to Participants who are not “covered employees” within the meaning of Section 162(m) of the Code and who, in the Committee’s judgment, are not likely to be covered employees at any time during the applicable Plan Year, the performance or other goals established for the Plan Year may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion. Performance or other goals with respect to an Annual Award Opportunity shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

(e)
Minimum and Maximum Award Amounts. Each Annual Award Opportunity that is based upon performance shall include minimum and maximum award amounts and set forth specific levels of performance required during the applicable Plan Year in order for the Participant to be eligible for payment of such amounts.

4.2
Impact of Extraordinary Items or Changes in Accounting. The measures utilized in establishing performance goals under the Plan for any given Plan Year shall be determined in accordance with generally accepted United States accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company’s independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee decides otherwise within the Determination Period or as otherwise required under Section 162(m) of the Code.

V.	Annual Award Opportunities

5.1
Terms. At the time performance goals are established for a Plan Year, the Committee also shall establish an Annual Award Opportunity for each Participant or group of Participants, which shall be based on the achievement of one or more specified targets of performance goals and shall be communicated to the Participants in writing on or before the conclusion of the Determination Period. The targets shall be expressed in terms of an objective formula or standard which may, at the discretion of the Committee, be based upon the Participant’s Base Salary or a multiple thereof. In all cases the Committee shall have the sole and absolute discretion to reduce the amount of any payment under any Annual Award Opportunity that would otherwise be made to any Participant or to decide that no payment shall be made; provided, however, that no reduction or elimination of any such payment with respect to one Participant shall result in an increase in the amount payable under an Annual Award Opportunity granted to another Participant.

5.2
Distribution of Incentive Payments. Following the conclusion of each Plan Year, the Committee, based, to the extent applicable, on the Company’s audited financial statements for the Company’s taxable year in which such Plan Year ends, will certify in writing the extent to which the applicable performance goals for such Plan Year have been satisfied. Thereafter, payments under an Annual Award Opportunity shall, except as provided in Section 5.3, be made in cash, with one-third of the aggregate payment under an Annual Award Opportunity payable in a single lump-sum by the last day of February of the calendar year immediately following the conclusion of the Plan Year to which the Annual Award Opportunity relates and the remaining two-thirds of such benefit distributed in equal monthly installments over the remainder of the above-referenced year in accordance with the applicable local payroll practices of the Company.

Notwithstanding any provision of this Section to the contrary, all distributions in connection with the 2015 Plan Year to Participants who are “covered employees” within the meaning of Section 162(m) of the Code to which the Participant may become entitled shall be postponed, and distributions relating to the 2015 Annual Award Opportunity shall be conditioned on the receipt of the approval of the Company’s stockholders of the material terms of the Plan’s performance goals and other criteria under Article IV in accordance with Treasury Regulation Section 1.162-27(e)(4). Provided stockholder approval is obtained, the installment payments that were postponed in accordance with the last sentence shall be paid to the affected Participant in a single lump-sum, without interest, as soon as administratively practicable following the conclusion of the 2016 annual meeting of the Company’s stockholders, but in no event later than April 30, 2016. All remaining installments under this Section 5.2 to which the Participant may become entitled with respect to the 2015 Plan Year shall be paid as originally scheduled, subject to Section 5.3. In no event will any distribution under this Section 5.2 be delayed to such an extent that the 2015 Annual Award Opportunity will be treated as non-qualified deferred compensation under Section 409A of the Code.

5.3
Continuous Employment Requirement. Except as provided in this Section 5.3, to be eligible to receive a distribution under Section 5.2, a Participant must remain in a continuous employment or other service provider relationship with the Company, Parent, or a Subsidiary through both the conclusion of the Plan Year to which an Annual Award Opportunity relates and through the date on which each installment payment under Sections 5.2 is made. If the Participant separates from service for any reason other than on account of a Qualifying Termination Event (defined below), any Annual Award Opportunity granted to the Participant that remains undistributed shall be immediately and irrevocably forfeited in full.

(a)
In the event of the Participant’s separation from service with the Company, Parent, or a Subsidiary on account of death, due to Disability, involuntarily for a reason other than for Cause, voluntarily for Good Reason, due to Retirement, or upon a Change in Control Termination (each, a “Qualifying Termination Event”):

(i)	any Annual Award Opportunity granted to the Participant for the Plan Year during which he or she separates from service shall be immediately and irrevocably forfeited in full; and

(ii)
any Annual Award Opportunity applicable to a prior Plan Year, the performance goals for which were satisfied prior to the Participant’s Qualifying Termination Event but the proceeds of which remain undistributed, shall be paid to the Participant or, if applicable, the Participant’s Beneficiary(ies) in a single lump sum, net applicable withholding and other taxes, within 2-1/2 months following the Participant’s separation from service and as soon as administratively practicable after the Committee has certified in writing the extent to which the applicable performance goals for earning one or more Annual Award Opportunities have been satisfied.

(b)
Whether the Participant experienced a Qualifying Termination Event shall be determined by the Committee in its sole discretion, but in good faith. Whether a Participant has experienced a separation from service shall be interpreted by the Committee in accordance with Treasury Regulation 1.409A-1(h).

5.4
Excess Parachute Payments. Notwithstanding any provision of this Plan to the contrary, but subject to any conflicting provisions in any Participant’s employment agreement with the Company or any Parent or Subsidiary thereof, if, in connection with a Change in Control, an excise tax under Section 4999 of the Code would be imposed on the Participant in connection with an Annual Award Opportunity (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the Company shall pay to the Participant an additional amount (the “Gross-Up Payment”) such that the net amount retained by the Participant, after deduction of any excise tax and any federal, state, or local income tax and excise tax upon the Gross-Up Payment, shall be equal to the amount that would have been distributable under this Article V but for the application of Section 4999 of the Code. For purposes of determining the amount of the Gross-Up Payment, that Participant shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Participant’s personal residence, net of the maximum reduction in federal income taxes that could be obtained from deduction of such state and local taxes. In the event that the excise tax is subsequently determined to be less than the amount taken into account hereunder, the Participant shall repay to the Company at the time that the amount of such reduction in excise tax is finally determined the portion of the Gross-Up Payment directly and indirectly attributable to such reduction plus interest on the amount of such repayment at the rate provided for in Section 1274(d) of the Code. In the event that the excise tax is determined to exceed the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest and penalties payable to the taxing authorities with respect to such excess) at the time that the amount of such excess is finally determined. The Company shall withhold the excise tax in accordance with Section 4999(c) of the Code, and shall withhold federal, state, and local income taxes from the Gross-Up Payment as required by law.

VI.	General

6.1
Amendment or Termination of Plan. The Committee may amend or terminate this Plan as it shall deem advisable, subject to Section 409A of the Code and any requirement of stockholder approval required by applicable law, rule, or regulation, including Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Company has executed a definitive acquisition or similar agreement pursuant to which a Change in Control will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Change in Control within the meaning of Section 2.5.

6.2
Non-Transferability of Awards. No award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

6.3
Tax Withholding and Deductions. The Company shall have the right to require, prior to the payment of any amount pursuant to an award made hereunder, payment by the Participant of any Federal, state, local, foreign, or other taxes which may be required to be withheld or paid in connection with such award. It is intended that the Company’s contributions under the Plan will be deductible to the Company when benefits are received by the Participant under Section 404(a)(5) of the Code, and the Participant shall be taxed on the benefits upon actual receipt of payments under Section 61 of the

Code. Notwithstanding anything to the contrary, if any payment under the Plan would result in the application of the deduction limit under Section 162(m)(1) of the Code, the Committee reserves the right to, in its discretion, reduce any payment under an Annual Award Opportunity to the extent necessary to prevent the application of Section 162(m) of the Code, provided, that such reduction does not result in an increase in the amount payable to another Participant under another Annual Award Opportunity.

6.4
No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any Parent or Subsidiary thereof Company, or affect in any manner the right of the Company, or any Parent or Subsidiary thereof to terminate the employment of any person at any time without liability hereunder.

6.5
Designation of Beneficiary. A Participant may file with the Committee a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death. Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant’s lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding award shall be payable to the Participant’s executor, administrator, legal representative or similar person.

6.6
Governing Law. This Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

6.7	Other Plans. The adoption of the Plan shall not be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

6.8
Binding Effect. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their Beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.1.

6.9
Clawback. By accepting an Annual Award Opportunity made under this Plan, each Participant agrees that the Company may recover some or all of the amounts paid with respect to an Annual Award Opportunity, or recoup some or all of the value thereof by offset from other amounts owed to the Participant by the Company or its subsidiaries, at any time during the three calendar years following payment hereunder, if and to the extent that the Committee determines that (a) federal or state law or the listing requirements of the exchange on which the Company’s stock is listed for trading so require; (b) the performance goals and other criteria required for the award were not met, or not met to the extent necessary to support the amount of the payment that was paid; or (c) the payment of the Annual Award Opportunity was based on the achievement of financial results, as reported in an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, or other report filed with the Securities and Exchange Commission, that were subsequently the subject of a restatement due to material noncompliance of the Company with any financial reporting requirement under the federal securities laws (other than as a result of a change in accounting principles). The right of recovery under this paragraph shall be subject to any general clawback policy that is or may be adopted by the Company, the terms of which shall be incorporated herein to the extent applicable.

APPENDIX B

NATURAL HEALTH TRENDS CORP.
2014 LONG-TERM INCENTIVE PLAN
(Restated as of January 1, 2016)

I.	Purposes

1.1
General. The purposes of the Natural Health Trends Corp. 2014 Long-Term Incentive Plan (the “Plan”) are to retain and motivate the Eligible Employees of Natural Health Trends Corp. (the “Company”) or any Parent or Subsidiary thereof who have been designated by the Committee to participate in the Plan for a specified Performance Period by providing them with the opportunity to earn financial rewards for their role in ensuring that the Company meets its long-term objectives based upon the extent to which specified performance or other goals have been achieved or exceeded for an applicable Performance Period. The Plan aims to align the interests of the Eligible Employees with those of the Company’s stockholders. Additional definitions are contained in Article II and certain other Sections of the Plan.

1.2
Status of Compensation for “Covered Employees” as Qualified Performance-Based Compensation. Amounts payable to Participants who are “covered employees” within the meaning of Section 162(m) of the Code may constitute “qualified performance-based compensation” within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any awards hereunder to such Participants shall be so interpreted and construed to the maximum extent possible.

II.	Certain Definitions

2.1
“Base Salary” shall mean a Participant’s rate of annual compensation for services performed for the Company, Parent or Subsidiary, as applicable, in effect on the first day of an applicable Performance Period. In computing Base Salary, only such compensation as would be includable in the Participant’s gross income for United States federal income tax purposes shall be included (including amounts excludable under Section 911 of the Code) or which would have been so includable if the Participant had been a United States citizen or resident; provided, however, that a Participant’s pre-tax elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement, qualified transportation fringe benefit plan, tax-sheltered annuity, and the amounts credited to a Participant under a non-qualified deferred compensation plan, each within the meaning of Treasury Regulation Section 1.280G-1, Q&A 21(a) shall be taken into account. For purposes of this definition, Parent and Subsidiary shall be defined by applying the applicable statutory references in Section 2.17 and 2.22, respectively, by replacing “more than 50%” with “at least 80%” where the former term appears.

2.2	“Beneficiary” shall mean the person designated by the Participant pursuant to the terms of Section 6.5 hereof to receive his or her benefits under the Plan in the event of the Participant’s death.

2.3	“Board” shall mean the Board of Directors of the Company.

2.4
“Cause” shall mean “cause” or words of similar import in the Participant’s written employment agreement with the Company, if any, and, in addition, shall include conduct, as determined by the Committee, involving one or more of the following:

(a)	gross misconduct or inadequate performance by the Participant which is injurious to the Company;

(b)	the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company;

(c)
the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any non-competition or non-solicitation covenant or assignment of inventions obligation with the Company;

(d)
the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company;

(e)
the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations;

(f)	the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or

(g)	the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause.
For purposes of this definition, “Company” shall be deemed to include any Parent or Subsidiary.

2.5
“Change in Control” shall mean the occurrence of a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company. Any determination by the Committee that a Change in Control has occurred shall be made in accordance with Treasury Regulation 1.409A-3(i)(5).

2.6
“Change in Control Termination” shall mean a Participant’s separation from service with the Company, Parent, or a Subsidiary involuntarily without Cause or on account of Good Reason during the period commencing on the date that is thirty (30) days prior to a Change in Control through and including the date that is eighteen (18) months following such Change in Control.

2.7	“Code” shall mean the Internal Revenue Code of 1986, as amended.

2.8
“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, to constitute a compensation committee, and which consists of two or more members of the Board, each of whom may be an “outside director” within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, in the case of any Individual Award Opportunity granted to any Participant who is a “covered employee” within the meaning of Section 162(m) of the Code, the Committee shall consist solely of two or more members of the Board who are “outside directors” within the meaning of such Section.

2.9	“Company” shall mean Natural Health Trends Corp. and any successor thereto.

2.10	“Common Stock” shall mean common stock of the Company, par value of $0.001 per share.

2.11
“Determination Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

2.12
“Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. Whether the Participant has sustained a Disability shall be determined by the Committee in its sole discretion, but in good faith. For this purpose, the Committee may require the Participant to submit medical evidence of Disability; provided, however, that any such requirement shall comply with the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended.

2.13	“Effective Date” shall mean January 1, 2014. Unless terminated by the Company earlier in accordance with Section 409A of the Code, this Plan shall expire on December 31, 2023.

2.14	“Eligible Employee” shall mean an employee of the Company or any Parent or Subsidiary thereof, but only if the employee is reported as such in the payroll records of such entity.

2.15	“Good Reason” shall mean the occurrence of any one or more of the following events:

(a)	a material breach by the Company of its obligations under this Plan;

(b)
a material diminution in the Participant’s position or job duties, as set forth in the Participant’s written employment agreement with the Company, Parent or Subsidiary, as applicable, or other written documentation; or

(c)
any reduction in the Participant’s Base Salary, unless, with the agreement of the Company’s executive management, such reduction is part of a general, pro rata reduction in the incentive compensation plans for all employees and officers of the Company, Parent or Subsidiary, as applicable, implemented as a result of financial problems experienced by the Company, Parent or Subsidiary, as applicable; provided, however, that a Good Reason shall not exist involving any of the above until the Company, in the case of (a) above, or the Company, Parent or Subsidiary, as applicable, in the case of (b) or (c) above, has first failed to cure such breach, diminution of position or job duties or reduction in Base Salary, as applicable, within thirty (30) days of having been given written notice of the same by the Participant.

2.16
“Individual Award Opportunity” shall mean the potential of a Participant to receive an incentive payment based on the extent to which the applicable performance or other goals for a Performance Period shall have been satisfied. An Individual Award Opportunity may be expressed in U.S. dollars or pursuant to a formula that is consistent with the provisions of the Plan.

2.17	“Parent” shall mean a “parent corporation,” within the meaning of Section 424(e) of the Code, with respect to the Company.

2.18	“Participant” shall mean an Eligible Employee who is designated by the Company to participate in the Plan for a Performance Period, in accordance with Article III.

2.19
“Performance Period” shall mean each individual calendar year over the seven-year period commencing on January 1, 2014 and ending on December 31, 2020 for which performance or other goals are established pursuant to Article IV.

2.20	“Plan” shall mean the Natural Health Trends Corp. 2014 Long-Term Incentive Plan, as set forth herein, as it may be amended from time to time.

2.21	“Retirement” shall mean the voluntary termination of the Participant at any time on or after attaining age 65.

2.22	“Subsidiary” shall mean a “subsidiary corporation,” within the meaning of Section 424(f) of the Code, with respect to the Company.

III.	Administration

3.1
General. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and any Individual Award Opportunity granted hereunder (including reconciling any inconsistencies, correcting any defects and addressing any omissions). The Committee’s interpretation, construction and administration of the Plan and all its determinations hereunder shall be final, conclusive and binding on all persons for all purposes.

3.2	Powers and Responsibilities. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1.

(a)	to designate within the Determination Period the Participants for a Performance Period;

(b)	to establish within the Determination Period the performance goals and other terms and conditions that are to apply to each Participant’s Individual Award Opportunity;

(c)
to determine in writing prior to the payment under any Individual Award Opportunity that the performance goals for a Performance Period and other material terms applicable to the Individual Award Opportunity have been satisfied;

(d)
to reduce or eliminate, as of the end of the applicable Performance Period, based upon objective or subjective measures, the minimum or maximum amount to be paid to a Participant under any Individual Award Opportunity who has qualified for such minimum or maximum amount, provided, that such reduction does not result in an increase in the amount payable to another Participant under another Individual Award Opportunity;

(e)
to grant Individual Award Opportunities for Participants who are not “covered employees” within the meaning of Section 162(m) of the Code based upon the attainment of performance goals that do not constitute “objective performance goals” within the meaning of Section 162(m) of the Code; and

(f)
to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

3.3
Delegation of Power. The Committee may delegate some or all of its power and authority hereunder to the President of the Company or other executive officer of the Company as the Committee deems appropriate. Notwithstanding the foregoing, with respect to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period, (ii) establish performance goals and Individual Award Opportunities for such person, and (iii) certify the achievement of such performance goals. For purposes of the immediately preceding sentence, “Committee” shall mean two or more members of the Board who are “outside directors” within the meaning of Section 162(m) of the Code.

IV.	Performance Goals and Other Criteria

4.1	Establishing Performance Goals and Other Criteria.

(a)
Role of Committee. The Committee shall establish within the Determination Period of each Performance Period (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or (ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2) or time vesting criteria, the satisfaction of which is required for the payment of an Incentive Award Opportunity.

(b)
Performance Factors. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, distributor count, new distributor count, growth in distributor count, distributor retention rate, distributor attrition rate, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

(c)
Participants Who Are Covered Employees. With respect to Participants who are “covered employees” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, are likely to be covered employees at any time during the applicable Performance Period, an Individual Award Opportunity may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). For this purpose, the factors listed in Section 4.1(b) shall be deemed to be compliant with the requirements of such Treasury Regulation.

(d)
Participants Who Are Not Covered Employees. With respect to Participants who are not “covered employees” within the meaning of Section 162(m) of the Code and who, in the Committee’s judgment, are not likely to be covered employees at any time during the applicable Performance Period, the performance or other goals established for the Performance Period may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion. Performance or other goals with respect to an Individual Award Opportunity shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

(e)
Minimum and Maximum Award Amounts. Each Individual Award Opportunity that is based upon performance shall include minimum and maximum award amounts and set forth specific levels of performance required during the applicable Performance Period in order for the Participant to be eligible for payment of such amounts.

4.2
Impact of Extraordinary Items or Changes in Accounting. The measures utilized in establishing performance goals under the Plan for any given Performance Period shall be determined in accordance with generally accepted United States accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company’s independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee decides otherwise within the Determination Period or as otherwise required under Section 162(m) of the Code.

V.	Individual Award Opportunities

5.1
Terms. At the time performance goals are established for a Performance Period, the Committee also shall establish an Individual Award Opportunity for each Participant or group of Participants, which shall be based on the achievement of one or more specified targets of performance goals and shall be communicated to the Participants in writing on or before the conclusion of the Determination Period. The targets shall be expressed in terms of an objective formula or standard which may, at the discretion of the Committee, be based upon the Participant’s Base Salary or a multiple thereof. In all cases the Committee shall have the sole and absolute discretion to reduce the amount of any payment under any Individual Award Opportunity that would otherwise be made to any Participant or to decide that no payment shall be made; provided, however, that no reduction or elimination of any such payment with respect to one Participant shall result in an increase in the amount payable under an Individual Award Opportunity granted to another Participant.

5.2
Distribution of Incentive Payments.  Following the conclusion of each Performance Period, the Committee, based, to the extent applicable, on the Company’s audited financial statements for the Company’s taxable year in which such Performance Period ends, will certify in writing the extent to which the applicable performance goals for such Performance Period have been satisfied. Thereafter, payments under an Individual Award Opportunity shall, except as provided in Section 5.3, be made in accordance with the following schedule:

(a)
Fifty percent (50%) of the payment under an Individual Award Opportunity for a Performance Period shall be payable in thirty-five (35) equal consecutive monthly installments commencing in February of the calendar year immediately following the conclusion of the Performance Period to which the Individual Award Opportunity relates; and

(b)
The remaining fifty percent (50%) of the payment earned under an Individual Award Opportunity for a Performance Period shall be payable in thirty-five (35) equal consecutive monthly installments commencing in February, 2021 and ending in December, 2023.

Notwithstanding any provision of this Section to the contrary, all distributions to be made under Section 5.2(a) above in connection with the 2015 Performance Period to Participants who are “covered employees” within the meaning of Section 162(m) of the Code to which the Participant may become entitled shall be postponed, and distributions relating to these Individual Award Opportunities shall be conditioned on the receipt of the approval of the Company’s stockholders of the material terms of the Plan’s performance goals and other criteria under Article IV in accordance with Treasury Regulation Section 1.162-27(e)(4). Provided stockholder approval is obtained, the installment payments under Section 5.2(a) above that were postponed in accordance with the last sentence shall be paid to the affected Participant in a single lump-sum, without interest, as soon as administratively practicable following the conclusion of the 2016 annual meeting of the Company’s stockholders, but in no event later than April 30, 2016. All remaining installments under Sections 5.2(a) and (b) to which the Participant may become entitled with respect to the 2015 Performance Period shall be paid as originally scheduled, subject to the applicable provisions of this Article V. In no event will any distribution under this Section 5.2 be delayed to such an extent that the amount would be treated as non-qualified deferred compensation under Section 409A of the Code.

(c)
Distributions under this Section 5.2 may be made, in the sole discretion of the Administrator, in the form of cash or in the form of the award of an equivalent number of whole shares of Common Stock, which may be subject to forfeiture, under the terms of the Natural Health Trends Corp. 2016 Equity Incentive Plan or other applicable plan of the Company.

5.3
Continuous Employment Requirement. Except as provided in this Section 5.3, to be eligible to receive a distribution under Section 5.2, a participant must remain in a continuous employment or other service provider relationship with the Company, Parent, or a Subsidiary through both the conclusion of the Performance Period to which an Individual Award Opportunity relates and through the date on which each installment payment under Sections 5.2(a) and (b) is made. If the Participant separates from service for any reason other than on account of a Qualifying Termination Event (defined below), any Individual Award Opportunity granted to the Participant that remains undistributed shall be immediately and irrevocably forfeited in full.

(a)
In the event of the Participant’s separation from service with the Company, Parent, or a Subsidiary on account of death, upon Disability, involuntarily for a reason other than for Cause, voluntarily for Good Reason, due to Retirement, or upon a Change in Control Termination (each, a “Qualifying Termination Event”):

(i)	any Individual Award Opportunity granted to the Participant for the Performance Period during which he or she separates from service shall be immediately and irrevocably forfeited in full; and

(ii)
any Individual Award Opportunity applicable to any prior Performance Period, the performance goals for which were satisfied prior to the Participant’s Qualifying Termination Event but the proceeds of which remain undistributed, shall be paid to the Participant or, if applicable, the Participant’s Beneficiary(ies) in a single lump sum, net applicable withholding and other taxes, within 2-1/2 months following the Participant’s separation from service and as soon as administratively practicable after the Committee has certified in writing the extent to which the applicable performance goals for earning one or more Individual Award Opportunities have been satisfied.

(b)
Whether the Participant experienced a Qualifying Termination Event shall be determined by the Committee in its sole discretion, but in good faith. Whether a Participant has experienced a separation from service shall be interpreted by the Committee in accordance with Treasury Regulation 1.409A-1(h).

5.4
Excess Parachute Payments. Notwithstanding any provision of this Plan to the contrary, but subject to any conflicting provisions in any Participant’s employment agreement with the Company or any Parent or Subsidiary thereof, if, in connection with a Change in Control, an excise tax under Section 4999 of the Code would be imposed on the Participant in connection with an Individual Award Opportunity (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the Company shall pay to the Participant an additional amount (the “Gross-Up Payment”) such that the net amount retained by the Participant, after deduction of any excise tax and any federal, state, or local income tax and excise tax upon the Gross-Up Payment, shall be equal to the amount that would have been distributable under this Article V but for the application of Section 4999 of the Code. For purposes of determining the amount of the Gross-Up Payment, that Participant shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Participant’s personal residence, net of the maximum reduction in federal income taxes that could be obtained from deduction of such state and local taxes. In the event that the excise tax is subsequently determined to be less than the amount taken into account hereunder, the Participant shall repay to the Company at the time that the amount of such reduction in excise tax is finally determined the portion of the Gross-Up Payment directly and indirectly attributable to such reduction plus interest on the amount of such repayment at the rate provided for in Section 1274(d) of the Code. In the event that the excise tax is determined to exceed the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest and penalties payable to the taxing authorities with respect to such excess) at the time that the amount of such excess is finally determined. The Company shall withhold the excise tax in accordance with Section 4999(c) of the Code, and shall withhold federal, state, and local income taxes from the Gross-Up Payment as required by law.

VI.	General

6.1
Amendment or Termination of Plan. The Committee may amend or terminate this Plan as it shall deem advisable, subject to Section 409A of the Code and any requirement of stockholder approval required by applicable law, rule, or regulation, including Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Company has executed a definitive acquisition or similar agreement pursuant to which a Change in Control will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Change in Control within the meaning of Section 2.5.

6.2
Non-Transferability of Awards. No award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

6.3
Tax Withholding and Deductions. The Company shall have the right to require, prior to the payment of any amount pursuant to an award made hereunder, payment by the Participant of any Federal, state, local, foreign, or other taxes which may be required to be withheld or paid in connection with such award. It is intended that the Company’s contributions under the Plan will be deductible to the Company when benefits are received by the Participant under Section 404(a)(5) of the Code, and the Participant shall be taxed on the benefits upon actual receipt of payments under Section 61 of the Code. Notwithstanding anything to the contrary, if any payment under the Plan would result in the application of the deduction limit under Section 162(m)(1) of the Code, the Committee reserves the right to, in its discretion, reduce any payment under an Individual Award Opportunity to the extent necessary to prevent the application of Section 162(m) of the Code, provided, that such reduction does not result in an increase in the amount payable to another Participant under another Individual Award Opportunity.

6.4
No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any Parent or Subsidiary thereof Company, or affect in any manner the right of the Company, or any Parent or Subsidiary thereof to terminate the employment of any person at any time without liability hereunder.

6.5
Designation of Beneficiary. A Participant may file with the Committee a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death. Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant’s lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding award shall be payable to the Participant’s executor, administrator, legal representative or similar person.

6.6
Governing Law. This Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

6.7	Other Plans. The adoption of the Plan shall not be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

6.8
Binding Effect. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their Beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.1.

6.9
Clawback. By accepting an Individual Award Opportunity made under this Plan, each Participant agrees that the Company may recover some or all of the amounts paid with respect to an Individual Award Opportunity, or recoup some or all of the value thereof by offset from other amounts owed to the Participant by the Company or its subsidiaries, at any time during the three calendar years following payment hereunder, if and to the extent that the Committee determines that (a) federal or state law or the listing requirements of the exchange on which the Company’s stock is listed for trading so require; (b) the performance goals and other criteria required for the award were not met, or not met to the extent necessary to support the amount of the payment that was paid; or (c) the payment of the Individual Award Opportunity was based on the achievement of financial results, as reported in an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, or other report filed with the Securities and Exchange Commission, that were subsequently the subject of a restatement due to material noncompliance of the Company with any financial reporting requirement under the federal securities laws (other than as a result of a change in accounting principles).     The right of recovery under this paragraph shall be subject to any general clawback policy that is or may be adopted by the Company, the terms of which shall be incorporated herein to the extent applicable.

APPENDIX C

NATURAL HEALTH TRENDS CORP.
2016 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock of Natural Health Trends Corp., a Delaware corporation (the “Company”), through the granting of Incentive Stock Options, Nonstatutory Stock Options, Shares, Stock Units, and Stock Appreciation Rights. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to attract and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.	Definitions

As used herein, the following definitions shall apply:
(a)“Administrator” means the Committee, which shall administer the Plan in accordance with Section 4.

(b)“Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator, except solely with respect to the issuance of Incentive Stock Options, the term “Affiliate” shall be limited to any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Code Sections 424(e) and 424(f) respectively.

(c)“Applicable Law” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, the Exchange Act, the Code, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction. Applicable Law shall include, without limitation, any rule, regulation, order, directive, or interpretive guidance from a governmental agency or authority, unless otherwise provided in the Plan or an Award Agreement

(d)“Award” means an Option or Stock Award granted in accordance with the terms of the Plan.

(e)“Awardee” means an Employee, Officer, Director, contractor, consultant, or advisor of the Company or any Affiliate who has been granted an Award under the Plan.
(f)“Award Agreement” means an Option Agreement or Stock Award Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

(g)“Board” means the Board of Directors of the Company.

(h)“Cause” means “cause” or words of similar import in the Participant’s written employment agreement with the Company, if any, and, in addition, shall include conduct, as determined by the Administrator, involving one or more of the following:

(i)Gross misconduct or inadequate performance by the Participant which is injurious to the Company;

(ii)Commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company;

(iii)Unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any non-competition or non-solicitation covenant or assignment of inventions obligation with the Company;

(iv)Commission of an act which constitutes unfair competition with the Company, or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company;

(v)Indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations;

(vi)Commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or

(vii)Failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause.

For purposes of this definition, “Company” shall be deemed to include any Affiliate.
(i)“Change in Control” means a transaction described in (i) or (ii) below:

(i)With respect to any Award that is treated as providing for the “deferral of compensation” within the meaning of Treasury Regulation 1.409A-1(b), a Change in Control means a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as such events are defined in Treasury Regulation 1.409A-3(i)(5); and

(ii)With respect to any Award not described in (i) above, a Change in Control means:

(A)The acquisition by any individual, entity or group (a “Person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of voting stock of the Company (the “Voting Stock”); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of 50% or more of Voting Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of the Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Voting Stock, shall not constitute a Change in Control;

(B)Individuals who, immediately following the April 7, 2016 annual meeting of stockholders, or any adjournment or postponement thereof, constitute the Board (the “Incumbent Directors”) cease for any reason (other than malfeasance) to constitute a majority of the members of the Board; provided that any individual who becomes a director after such date whose election or nomination for election by the Company’s stockholders was approved by a majority of the members of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below) shall be deemed to be members of the Incumbent Directors; or

(C)The consummation of (i) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from Merger, (ii) a complete liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a Subsidiary of the Company.

For purposes of this Section 2(i), if any Person, or more than one Person acting as a group, is considered to effectively control the Company by virtue of their existing ownership (taking into account the constructive ownership rules of Code Section 318) of Outstanding Company Common Stock or Outstanding Company Voting Securities, the acquisition of additional control of the Company by the same Person or Persons shall not result in a Change of Control.

(j)“Code” means the United States Internal Revenue Code of 1986, as amended.

(k)“Committee” means the compensation committee of the Board or a committee of Directors appointed by the Board.

(l)“Common Stock” means the common stock of the Company.

(m)“Company” means Natural Health Trends Corp., a Delaware corporation, or its successor.

(n)“Director” means a member of the Board.

(o)“Employee” means a regular, active employee of the Company or any Affiliate, including an employee who is an Officer and/or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee’s status from an employee to a Director, and (v) at the request of the Company or an Affiliate, an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(p)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(q)“Fair Market Value” means, as provided under Treasury Regulation 1.409A-1(b)(5)(iv)(A), as of any date, either the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method determined by the Administrator using actual transactions in the Common Stock as reported by the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded.

(r)“Good Reason” means the occurrence of any one or more of the following events:

(i)Material breach by the Company of its obligations under this Plan;

(ii)Material diminution in the Participant’s position or job duties, as set forth in the Participant’s written employment agreement with the Company or Affiliate, as applicable, or other written documentation; or

(iii)Reduction in the Participant’s base salary, unless, with the agreement of the Company’s executive management, such reduction is part of a broad-based reduction for Employees and/or Officers of the Company.

A Good Reason shall not exist involving any of the above until the Company or Affiliate, as applicable, has first failed to cure such breach, diminution of position or job duties or reduction in base salary, as applicable, within thirty (30) days of having been given written notice of the same by the Participant.
(s)“Grant Date” means the date upon which an Award is granted to an Awardee pursuant to the Plan.

(t)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(u)“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)“Officer” means a person who is an “officer” of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)“Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(x)“Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(y)“Plan” means the Natural Health Trends Corp. 2016 Equity Incentive Plan.

(z)“Qualified Performance-Based Award” means an Award that is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m)(4)(C).

(aa)“Share” means a share of the Common Stock, as adjusted in accordance with Section 14.

(bb)    “Stock Appreciation Right” means a right to receive cash and/or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock granted under Section 11.

(cc)    “Stock Award” means an award or issuance of Shares, Stock Appreciation Rights, Stock Units or other similar awards made under Section 11, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(dd)    “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(ee)    “Termination of Service” shall mean the termination of employment (as determined in accordance with Code Section 3401(c) and the regulations promulgated thereunder) of an Employee by the Company and all Affiliates or the termination of service by a non-Employee Director as a member of the Board, a consultant, or an advisor. A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service. Furthermore, a Participant’s service with the Company and its Affiliates shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide, approved leave of absence; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s leave of absence is approved by the Administrator. The Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be an Affiliate (or any successor). Subject to the foregoing, the Administrator, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

(ff)    “Total and Permanent Disability” or “Disability” shall have the meaning set forth in Treasury Regulation 1.409A-3(i)(4).

3.Stock Subject to the Plan

(a)Aggregate Limits.

(i)Subject to the provisions of (ii) through (iv) below and Section 14, after approval of the Plan by the stockholders at the April 7, 2016 annual meeting of stockholders, and any adjournment or postponement thereof, the aggregate number of Shares that may be issued pursuant to Awards granted under the Plan shall not exceed 2,500,000 Shares.
(ii)The aggregate Share limit in (i) above will automatically increase on January 1st of each year, for ten (10) years in an amount necessary for the aggregate number of shares that may be issued pursuant to Awards to remain equal to 17.7% of the total number of shares of Common Stock outstanding on December 31st of the immediately preceding calendar year, inclusive of Shares reserved for issuance under the Plan. The Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the aggregate Share limit for such year or that the increase in the limit for such year will be a smaller number of Shares than would otherwise occur pursuant to the preceding sentence. In no event, however, will the application of this paragraph (ii) result in a reduction of the aggregate Share limit below the value established under (i) above.

(iii)Shares that are subject to issuance pursuant to any Awards granted under the Plan that expire or are cancelled, terminated, or forfeited shall again be available for future grant of Awards under the Plan. If Shares are withheld or tendered as payment of the exercise price or for withholding tax liability in connection with an Award, however, the Shares withheld or tendered may not be reissued or otherwise treated as available for additional Awards under the Plan.

The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased by the Company or an Affiliate in the open market, or authorized but unissued Shares.

(iv)Conversion Awards (as hereinafter defined) shall not reduce the Shares authorized for issuance under the Plan or the applicable limitations on grants to a Participant under this Section 3(a), nor shall Shares subject to a Conversion Award be added to the Shares available for issuance under the Plan as provided above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan (and Shares subject to such Awards shall not be added to the Shares available for issuance under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(b)Individual, Code Section 162(m), and Incentive Stock Option Limits.

(i)In no event may Awards, including, but not limited to Awards that are intended to qualify as Qualified Performance-Based Awards, be granted to a single Awardee in any 12-month period (A) in respect of more than 125,000 Shares (if the Award is denominated in Shares) or (B) having a maximum payment with a value greater than $4,000,000 (if the Award is denominated in other than Shares).

(ii)Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 14, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as a Qualified Performance-Based Award.

(iii)Subject to the provisions of Section 14, the maximum number of Shares reserved for issuance as Incentive Stock Options is 2,500,000 Shares.

4.Administration of the Plan

(a)Administrative Procedures. The Plan shall be administered by the Administrator in accordance with the following procedures.

(i)Code Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as Qualified Performance-Based Awards, Awards to a “covered employee” within the meaning of Code Section 162(m) or Employees that the Administrator determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Code Section 162(m).

(ii)Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act, Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iii)Other Administration. The Board or the Administrator may delegate to an authorized Officer or Officers the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B), at the time of such approval, “covered employees” under Code Section 162(m).

(iv)Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan. Such delegation may be revoked at any time.

(v)Reliance on Experts. In making any determination or in taking or not taking any action under the Plan, the Administrator may obtain and rely upon the advice of experts, including professional advisors to the Company. No Director, Officer or agent of the Company shall be liable for any such action or determination taken, made or omitted in good faith.

(vi)Exchange Rules. In addition, the Plan will be administered in a manner that complies with the applicable listing requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded.

(b)Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion to:

(i)Select the Awardees to whom Awards are to be granted hereunder;

(ii)Determine the number of shares of Common Stock or amount of cash to be covered by each Award granted hereunder;

(iii)Determine the type of Award to be granted to the selected Awardees;

(iv)Approve forms of Award Agreements for use under the Plan;

(v)Determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and that may be established at the time an Award is granted or thereafter;

(vi)Correct administrative errors;

(vii)Construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)Adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)Prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)Modify or amend each Award, provided, however, that (A) the Administrator does not have the authority to modify or amend an Award to accelerate vesting for reasons other than death, Disability, or Change in Control, and (B) any such amendment is subject to Section 15 and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

(xi)Allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonstatutory Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld or to have the Company deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to the cash amount. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)Authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)Authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)Impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xv)Provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvi)Make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons, subject to Section 22(e) and (f). The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, when making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company, and such attorneys, consultants and accountants as it may select.

5.Eligibility

Awards may be granted to Employees, Officers, Directors, contractors, consultants, or advisors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of an Affiliate of the Company.
6.Term of Plan

The Plan was approved by the Board on March 1, 2016, and shall become effective upon stockholder approval at the annual meeting of stockholders on April 7, 2016, or any adjournment or postponement thereof. Unless terminated earlier under Section 15, the Plan shall continue for ten (10) years from the date of such stockholder approval. When the Plan terminates, no further Awards shall be granted under the Plan thereafter, but such termination shall not affect any Award granted prior to the date of such termination.
7.Term of Award

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate shall have a term of no more than five (5) years from the Grant Date.
8.Options

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals or the satisfaction of an event or condition within the control of the Awardee or within the control of others.
(a)Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, provided that such Option is subject to a vesting schedule of no less than one year, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.

(b)Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

i.In the case of an Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided, however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

ii.Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of such substitution and/or conversion.

(c)No Option Repricing. Other than in connection with a change in the Company’s capitalization (as described in Section 14(a)), the exercise price of an Option may not be reduced without stockholder approval.

(d)Vesting Period and Exercise Dates. Options granted under the Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under the Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. Subject to Section 4(b)(x), any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(e)Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

i.Cash;

ii.Check or wire transfer (denominated in U.S. Dollars);

iii.Subject to any conditions or limitations established by the Administrator, other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

iv.Consideration received by the Company under “cashless exercise” procedures acceptable to the Administrator with either affiliated persons or unaffiliated parties that provide financing for the purpose of (or otherwise facilitate) the exercise of Options consistent with Applicable Law;

v.Such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

vi.Any combination of the foregoing methods of payment.

9.Incentive Stock Option Limitations/Terms

(a)Eligibility. Only employees (as determined in accordance with Code Section 3401(c) and the regulations promulgated thereunder) of the Company or any of its Affiliates may be granted Incentive Stock Options.

(b)$100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Affiliates) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)Effect of Termination of Service on Incentive Stock Options.

(i)Generally. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service, other than as a result of circumstances described in Sections 9(c)(ii) and (iii) below, any outstanding Incentive Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Service; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the earlier of three months following the date of such Termination of Service or the expiration date of the Option) following Termination of Service during which the Awardee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Service. To the extent such a period following Termination of Service is specified, the Option shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period.

(ii)Disability of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service as a result of the Awardee’s Total and Permanent Disability, all outstanding Incentive Stock Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Service may be exercised by the Awardee until the earlier of (A) one (1) year following Awardee’s Termination of Service as a result of Awardee’s Disability or (B) the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

(iii)Death of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service as a result of the Awardee’s death, all outstanding Incentive Stock Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) one (1) year following the Awardee’s death or (B) the expiration of the term of such Option. If an Incentive Stock Option is held by the Awardee when he or she dies, the Incentive Stock Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Awardee (as provided in Section 16), the executor or administrator of the Awardee’s estate or, if none, by the person(s) entitled to exercise the Incentive Stock Option under the Awardee’s will or the laws of descent or distribution. If the Incentive Stock Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

(d)Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(e)Transferability. An Incentive Stock Option cannot be transferred by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option. The designation of a beneficiary by an Awardee will not constitute a transfer.

(f)Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i).

(g)Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Code Section 422.

10.Exercise of Option

(a)Procedure for Exercise; Rights as a Stockholder.

(i)Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

(ii)An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of all applicable withholding taxes.

(iii)Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to the Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(b)Effect of Termination of Service on Nonstatutory Stock Options.

(i)Generally. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service other than as a result of circumstances described in Sections 10(b)(ii) and (iii) below, any outstanding Nonstatutory Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Service; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the expiration date of the Option) following Termination of Service during which the Awardee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Service. To the extent such a period following Termination of Service is specified, the Option shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period.

(ii)Disability of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service as a result of the Awardee’s Total and Permanent Disability, all outstanding Nonstatutory Stock Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Service may be exercised by the Awardee until the earlier of (A) one (1) year following Awardee’s Termination of Service as a result of Awardee’s Disability or (B) the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

(iii)Death of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service as a result of the Awardee’s death, all outstanding Nonstatutory Stock Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) one (1) year following the Awardee’s death or (B) the expiration of the term of such Option. If a Nonstatutory Stock Option is held by the Awardee when he or she dies, such Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Awardee (as provided in Section 16), the executor or administrator of the Awardee’s estate or, if none, by the person(s) entitled to exercise the Nonstatutory Stock Option under the Awardee’s will or the laws of descent or distribution. If the Nonstatutory Stock Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

(c)Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

11.Stock Awards

(a)Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions in each case not inconsistent with the Plan as may be determined from time to time by the Administrator.

(b)Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Qualifying Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for a Qualified Performance-Based Award shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service to which the performance goals relates, provided that the outcome is substantially uncertain at that time (or in such other manner that complies with Code Section 162(m) and Treasury Regulations thereunder).

(c)Forfeiture. Unless otherwise provided for by the Administrator in accordance with Section 4(b)(x), upon the Awardee’s Termination of Service, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d)Rights as a Stockholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

(e)Stock Appreciation Rights.

(i)General. The Administrator may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with the Plan and determined by the Administrator. Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement, provided that such Stock Appreciation Rights are subject to a vesting schedule of no less than one year.

(ii)Exercise Price of Stock Appreciation Right. In the case of a Stock Appreciation Right, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

(iii)Exercise of Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the grant date of the Shares covered by the exercised portion of the Stock Appreciation Right. The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.
(iv)Nonassignability of Stock Appreciation Rights. Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

(f)Stock Units.

(i)General. The Administrator may grant an Award of Stock Units to any eligible Participant on such terms as the Administrator may determine in its sole discretion. Awards of Stock Units may be paid in Shares or cash (or in a combination of Shares and cash) as provided by the Administrator in the applicable sub-plan, Plan addendum or Award Agreement under which the Award of Stock Units is made.

(ii)Terms of Stock Units. Stock Units shall be documented in the form of a sub-plan, Plan addendum or Award Agreement, which shall contain all provisions regarding: (A) the number of Stock Units subject to such Award or a formula for determining such number, (B) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Stock Units granted, issued, retainable and/or vested, (C) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Stock Units as may be determined from time to time by the Administrator, (D) the form and timing of any payment earned by virtue of vested Stock Units, (E) the terms and rights of a Participant with respect to Dividend Equivalents (as defined below), and (F) such further terms and conditions, in each case not inconsistent with the Plan, as may be required by Applicable Law, including, without limitation, Code Section 409A, or as may be determined from time to time by the Administrator.

(iii)Dividend Equivalent Rights. Subject to the terms of the applicable sub-plan, Plan addendum or Award Agreement under which Stock Units may be granted, a Participant receiving an Award of Stock Units may be entitled to an amount equal to the cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Administrator) with respect to each Share after the date of a Stock Unit Award (a “Dividend Equivalent”) for all Stock Units issued, provided such rights shall terminate immediately as to any Stock Units that cease to be eligible for vesting. The Administrator may provide that Dividend Equivalents may be deemed to be reinvested in Shares. No Dividend Equivalents shall be paid to a Participant with respect to any Stock Units that remain unvested or that are forfeited by the Participant for any reason.

12.Reserved

13.Other Provisions Applicable to Awards

(a)Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution. Subject to Section 9(e), the Administrator may in its discretion make an Award transferable to an Awardee’s family member or any other person or entity as it deems appropriate. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)Qualifying Performance Criteria. For purposes of the Plan, the term “Qualifying Performance Criteria” shall mean the criteria the Administrator selects for purposes of establishing the performance goals for a Participant for a performance period. The Qualifying Performance Criteria that will be used to establish performance goals are limited to the following: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; (xxvi) ratio of nonperforming assets to total assets; and (xxvii) any other similar criteria. The Administrator shall, within the time prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Qualifying Performance Criteria it selects to use for such performance period for such Participant. For purposes of this Section 13(b), the term “performance goals” means the goals established in writing by the Administrator for the performance period based upon the Qualifying Performance Criteria. Depending on the Qualifying Performance Criteria used to establish such performance goals, the performance goals may be expressed in terms of overall Company performance or the performance of an Affiliate or an individual. The Administrator shall establish performance goals for each performance period prior to, or as soon as practicable after, the commencement of such performance period. The Administrator, in its discretion, may, within the time prescribed by Code Section 162(m), adjust or modify the calculation of performance goals for such performance period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in Applicable Law, accounting principles, or business conditions.

(c) Certification. Prior to the payment of any compensation under a Qualified Performance-Based Award, the Administrator shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)Discretionary Adjustments Pursuant to Code Section 162(m). Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to a “covered employee” within the meaning of Code Section 162(m), the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

(e)Compliance with Code Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Treasury Regulations or Internal Revenue Service interpretive guidance issued under Code Section 409A, whenever issued. Notwithstanding anything to the contrary in the Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes a “deferral of compensation” under Code Section 409A is a “specified employee” (as defined for purposes of Code Section 409A), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined for purposes of Code Section 409A) or, if earlier, the date of the Participant’s death.

14.Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale

(a)Changes in Capitalization. Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, (ii) the price per Share subject to each such outstanding Award, and (iii) each of the Share limitations set forth in Section 3, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c)Change in Control. In the event there is a Change in Control of the Company, the Board or Administrator may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards; and/or (iii) provide for termination of Awards as a result of the Change in Control without the consent of the Participant on such terms and conditions as it deems appropriate, including, without limitation, providing for the cancellation of Awards for a cash payment to the Participant.

15.Amendment and Termination of the Plan

(a)Amendment and Termination. The Board or Administrator may amend, alter or discontinue the Plan, sub-plan, Plan addendum or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. To the extent required to comply with Code Section 162(m), the Company shall seek from time to time by the stockholders re-approval of the Plan or of the material terms for the award of Qualified Performance-Based Awards to comply with Code Section 162(m). In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment (or, in the case of (iii), action by the Administrator or the Board) shall be made that would:

(i)Materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 14;

(ii)Reduce the minimum exercise price at which Options may be granted under the Plan;

(iii)Result in a repricing of Options or Stock Appreciation Rights by (A) reducing the exercise price of outstanding Options or Stock Appreciation Rights, (B) canceling an outstanding Option or Stock Appreciation Right held by an Awardee and re-granting to the Awardee a new Option or Stock Appreciation Right with a lower exercise price, or (C) cash buyout of an Option or Stock Appreciation Right when the Share price is lower than the exercise price of the Option or Stock Appreciation Right, provided that these limitations shall not apply in connection with a change in the Company’s capitalization pursuant to Section 14; or

(iv)Change the class of persons eligible to receive Awards under the Plan.

(b)Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B). Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate except as such plan otherwise expressly provides.

16.Designation of Beneficiary

(a)An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17.No Right to Awards or to Employment

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee at any time, with or without cause, and without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18.	Legal Compliance
Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.	Inability to Obtain Authority

To the extent the Company is unable, or the Administrator deems it not feasible to, obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.	Reservation of Shares

The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.	Notice

Any written notice to the Company required by any provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when received.

22.	Governing Law; Interpretation of Plan and Awards

(a)This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

(b)In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect. Unless the context otherwise requires, references to sections shall be to sections of the Plan.

(d)The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e)All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f)Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator, and any such arbitration shall be initiated no later than sixty (60) days after such decision pursuant to the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (the “AAA”) in effect at the time. The arbitration shall be conducted on an individual basis before a single arbitrator and administered pursuant to the AAA Rules at the office of AAA nearest the place of the Participant’s most recent employment with the Company or its Affiliates, unless the parties agree in writing on a different location. The arbitrator shall be an attorney knowledgeable about employee benefits and compensation chosen from the neutrals within the meaning of the AAA Rules. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. Each party shall bear its own attorneys’ fees and costs associated with the arbitration, and the costs and expenses of the arbitration shall be borne as provided by the AAA Rules. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction. The arbitrator shall not have the power to award punitive or exemplary damages.

(g)By accepting an Award made under the Plan, each Participant agrees that the Company may recover some or all Awards, recover some or all of the amounts paid with respect to Awards, or recoup some or all of the value thereof by offset from other amounts owed to the Participant by the Company or its Affiliates, at any time during the three (3) calendar years following grant hereunder, if and to the extent the Administrator determines that (i) federal or state law or the listing requirements of the exchange on which the Company’s stock is listed for trading so require, (ii) the performance criteria required for an Award were not met, or not met to the extent necessary to support the amount of an Award that was paid, or (iii) an Award, or any payment thereunder, was based on the achievement of financial results, as reported in an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, or other report filed with the Securities and Exchange Commission, that were subsequently the subject of a restatement due to material noncompliance of the Company with any financial reporting requirement under the federal securities laws (other than as a result of a change in accounting principles). The right of recovery under this Section 22(g) shall be subject to any general clawback policy that is or may be adopted by the Company, the terms of which shall be incorporated herein to the extent applicable.

23.Limitation on Liability

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a)The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)Tax Consequences. Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

24.Unfunded Plan

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under the Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by the Plan.

NATURAL HEALTH TRENDS CORP.
609 DEEP VALLEY DRIVE, SUITE 395
ROLLING HILLS ESTATES, CA 90274
ATTN: TIMOTHY S. DAVIDSON

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E00437-P72568

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

NATURAL HEALTH TRENDS CORP.

The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4 and 5:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) George K. Broady
02) Yiu T. Chan
03) Kin Y. Chung
04) Randall A. Mason
05) Chris T. Sharng

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

E00438-P72568

PROXY
This proxy is solicited by the Board of Directors
of Natural Health Trends Corp.

The undersigned hereby appoints Chris T. Sharng and Timothy S. Davidson, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Natural Health Trends Corp. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held April 7, 2016 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND FOR PROPOSAL 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on reverse side)